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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
THQ INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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27001 Agoura Road, Suite 325 Calabasas Hills, California 91301 (818) 871-5000

July 3, 2003

Dear Fellow Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of THQ Inc. scheduled to be held at 9:00 a.m., Pacific Daylight Time, on Tuesday, August 12, 2003 at The Westlake Village Inn, Library Salons, 31943 Agoura Road, Westlake Village, California 91361. The Board of Directors and management look forward to greeting personally those stockholders able to attend.

        At the meeting, stockholders will be asked to: (1) elect six directors to the Board of Directors; (2) ratify the appointment of Deloitte & Touche LLP as independent auditors for THQ Inc.'s fiscal year ending March 31, 2004; (3) approve an amendment of our 1997 Stock Option Plan to: (i) increase the authorized number of shares of common stock available for issuance under such plan from 10,537,500 to 14,537,500 shares; and (ii) authorize the grant of Performance Accelerated Restricted Stock under such plan; (4) approve an Option Exchange Program; and (5) transact such other matters as may properly come before the meeting or any postponement or adjournment thereof. Information regarding these matters is set forth in the accompanying Notice of 2003 Annual Meeting of Stockholders and Proxy Statement, to which you are urged to give your prompt attention.

        It is important that your shares of stock be represented and voted at the meeting. Whether or not you plan to attend, please take a moment to sign, date and promptly mail your proxy in the enclosed prepaid envelope. This will not limit your right to vote in person, should you wish to attend the meeting.

        We hope you can join us on August 12th and appreciate your continued interest.

Very truly yours,

Brian J. Farrell Chairman of the Board of Directors, President and Chief Executive Officer

27001 Agoura Road, Suite 325 Calabasas Hills, CA 91301 (818) 871-5000 Fax (818) 871-7400

Notice Of 2003 Annual Meeting Of Stockholders
To Be Held August 12, 2003

To the Stockholders of THQ Inc.:

        NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of THQ Inc., a Delaware corporation (the "Company"), will be held at 9:00 a.m., Pacific Daylight Time, on Tuesday, August 12, 2003 at The Westlake Village Inn, Library Salons, 31943 Agoura Road, Westlake Village, California 91361, for the following purposes, all as set forth in the attached Proxy Statement:

  1.
  To elect six directors to serve on our Board of Directors until the next Annual Meeting and until their successors qualify and are duly elected;

  2.
  To ratify the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending March 31, 2004;

  3.
  To approve an amendment of our 1997 Stock Option Plan to: (i) increase the authorized number of shares of common stock available for issuance under such plan from 10,537,500 to 14,537,500 shares; and (ii) authorize the grant of Performance Accelerated Restricted Stock under such plan;

  4.
  To approve amendments to our 1997 Stock Option Plan and our Nonexecutive Employee Stock Option Plan to authorize an Option Exchange Program pursuant to which our nonexecutive employees who hold options issued under such plans with an exercise price equal to or greater than $27.00 per share may elect to surrender such options for cancellation by the Company in exchange for new options to purchase a lesser number of shares of common stock that will be granted at least six months and one day from the date of cancellation of the surrendered options with an exercise price per share equal to the closing price of our common stock on the Nasdaq Stock Market on the date of grant; and

  5.
  To transact such other business as may properly come before the Annual Meeting and any adjournment thereof. The Company does not know of any matter to be presented at the Annual Meeting other than those described in the Company's Proxy Statement.

        The Board of Directors has fixed the close of business on June 25, 2003 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

Calabasas Hills, California July 3, 2003	By Order of the Board of Directors

Fred A. Gysi Chief Financial Officer, Senior Vice President-Finance, Treasurer and Secretary

The Company urges that as many stockholders as possible be represented at the meeting. Consequently, whether or not you expect to be present at the meeting, you are urged to read the attached Proxy Statement, and then fill in, date, sign and return promptly the enclosed Proxy to the Company in the enclosed envelope. If you are present in person at the meeting, you may vote in person at the meeting. You may vote in person regardless of having sent in your Proxy. It is important that your stock is represented at the meeting and your promptness will assist the Company in preparation for the meeting. You may revoke the Proxy at any time before the authority granted therein is exercised.

27001 Agoura Road, Suite 325 Calabasas Hills, CA 91301 (818) 871-5000 Fax (818) 871-7400

Proxy Statement
Annual Meeting Of Stockholders
To Be Held August 12, 2003

        This Proxy Statement is being furnished to you as a holder of our shares of common stock, par value $.01 per share, in connection with the solicitation of proxies by our Board of Directors from holders of our common stock for use at our 2003 Annual Meeting of Stockholders, for the purposes set forth in the foregoing notice of our Annual Meeting, and at any and all postponements and adjournments thereof. The Annual Meeting will be held at 9:00 a.m., Pacific Daylight Time, on Tuesday, August 12, 2003 at The Westlake Village Inn, Library Salons, 31943 Agoura Road, Westlake Village, California 91361. All properly executed proxies in the accompanying form received by us prior to the Annual Meeting will be voted at the Annual Meeting. Any proxy may be revoked at any time before it is exercised by giving notice in writing to our Secretary, by granting a proxy bearing a later date or by voting in person at the Annual Meeting.

        On February 13, 2003, we announced that our Board of Directors approved a change of our fiscal year end from December 31 to March 31, effective January 1, 2003. This change resulted in a three-month transitional reporting period ended March 31, 2003. References in this document to a transition period are to the three-month period ending March 31, 2003.

        This Proxy Statement and the enclosed proxy are first being mailed or otherwise released to our stockholders entitled to vote at the Annual Meeting on or about July 3, 2003. Our audited financial statements, together with the report thereon of Deloitte & Touche LLP and certain other information concerning us, are included in our Annual Report for our fiscal year ended December 31, 2002 and our transition period ended March 31, 2003, which is being mailed with this Proxy Statement.

        Our mailing address is 27001 Agoura Road, Suite 325, Calabasas Hills, California 91301.

Your vote is important. Whether or not you plan to attend the annual meeting, please sign and date the enclosed Proxy and mail it promptly in the return envelope provided.

The date of this Proxy Statement is July 3, 2003.

Information about the Annual Meeting, Required Votes and Voting Procedures

Why Did We Send You this Proxy Statement?

        We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at our 2003 Annual Meeting of stockholders.

        This Proxy Statement summarizes the information regarding the matters to be voted upon at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card.

Time, Date and Place of the Annual Meeting

        Our Annual Meeting will be held at 9:00 a.m., Pacific Daylight Time, on Tuesday, August 12, 2003 at The Westlake Village Inn, Library Salons, 31943 Agoura Road, Westlake Village, California 91361. If you have any questions regarding this Proxy Statement or the Annual Meeting, you may direct them in writing to our Secretary at our mailing address as set forth on the cover page.

What Will be Considered at the Annual Meeting?

        At our Annual Meeting, you will be asked to:

  •
  elect six directors to serve on our Board of Directors until the next Annual Meeting and until their successors have qualified and been duly elected;

  •
  ratify the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending March 31, 2004;

  •
  approve an amendment of our 1997 Stock Option Plan to: (i) increase the authorized number of shares of common stock available for issuance under such plan from 10,537,500 to 14,537,500 shares; and (ii) authorize the grant of Performance Accelerated Restricted Stock under such plan;

  •
  approve amendments to our 1997 Stock Option Plan and our Nonexecutive Employee Stock Option Plan to authorize an Option Exchange Program pursuant to which our nonexecutive employees who hold options issued under such plans with an exercise price equal to or greater than $27.00 per share may elect to surrender such options for cancellation by the Company in exchange for new options to purchase a lesser number of shares of common stock that will be granted at least six months and one day from the date of cancellation of the surrendered options with an exercise price per share equal to the closing price of our common stock on the Nasdaq Stock Market on the date of grant; and

  •
  transact such other business as may properly come before the Annual Meeting and any adjournment thereof. Our Board of Directors does not know of any matter to be presented at the Annual Meeting other than those described in this Proxy Statement.

Who Received this Proxy Statement?

        We began sending this Proxy Statement out on or about July 3, 2003 to all holders of our shares of common stock (we will sometimes refer to all holders of shares of our common stock as "stockholders"). If you owned shares of our common stock at the close of business on June 25, 2003, our record date, you are entitled to vote those shares. On the record date there were 38,497,712 shares of common stock outstanding. In connection with our solicitation of proxies for use at the Annual Meeting, we have designated Messrs. Brian J. Farrell and Fred A. Gysi, as the proxies.

Costs of Soliciting these Proxies

        We will pay the expenses of preparing, printing and mailing this Proxy Statement and the proxies. Proxies may be solicited by our officers, directors and regular employees, without extra pay, by personal interviews, telephone, telecopier, mail, telegraph or other appropriate means. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record and will reimburse such persons for their reasonable out-of-pocket expenses. We have engaged the services of Mackenzie Partners, Inc. to solicit proxies and to assist in the distribution of proxy materials for a fee of approximately $7,000, plus reimbursement of reasonable out-of-pocket expenses.

How Many Votes do I have?

        Each share of common stock is entitled to one vote on each of the matters presented for a vote at the Annual Meeting. As of June 25, 2003 there were 38,497,712 shares of common stock outstanding.

How Many Votes are Required to Conduct the Meeting?

        A majority of our outstanding shares of common stock must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Abstentions and shares held by a broker or other nominee holding shares for a beneficial owner that are not voted on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner (a "broker non-vote") will be counted as present for purposes of determining the presence of a quorum for the Annual Meeting.

What Vote is Required for each Proposal?

        A stockholder may: (i) vote "for" the matter, (ii) vote "against" the matter or (iii) "abstain" from voting on the matter. Please see "The Effect of Broker Non-Votes; Abstentions."

        Proposal 1:    The six nominees for director who receive the most affirmative votes will be elected. Accordingly, if you do not vote for a nominee, or you indicate "withhold authority to vote" for a nominee on your proxy card, your vote will not count either "for" or "against" such nominee. As a result, votes withheld from any one or more nominees and broker non-votes will not have any effect on the outcome of the election of directors.

        Proposals 2, 3 and 4:    Ratification of the appointment of our independent auditors and approval of the amendment of our 1997 Stock Option Plan and the Option Exchange Program requires the affirmative vote of the holders of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy and entitled to vote on the matter.

        All Other Matters:    All other matters being voted upon will be approved if a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon, cast affirmative votes with respect to such matters.

The Effect of Broker Non-Votes; Abstentions

        A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy that are not being voted with respect to any particular matter will be considered shares not present and not entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Abstentions will be counted in determining the total number of shares present and entitled to vote on each such proposal. Accordingly, although not counted as a vote "for" or "against" a proposal, an abstention on any such proposal will have the same effect as a vote "against" that proposal. Broker non-votes will not be counted in determining the number of shares present and entitled to vote on each such proposal, and will have no effect on the outcome. However, because the six directors will be elected by plurality vote (i.e., the six persons receiving the highest number of favorable votes will be elected) and assuming such election is uncontested, votes withheld from any one or more nominees and broker non-votes will not have any effect on the outcome of the election of directors.

How Do I Vote by Proxy?

        If you properly fill in your proxy card and send it to us in time to vote, your "proxies" (Messrs. Brian J. Farrell and Fred A. Gysi) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxies will vote your shares as recommended by our Board of Directors as follows:

  •
  FOR the election of the nominees for directors listed in this Proxy Statement;

  •
  FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending March 31, 2004;

  •
  FOR the approval of an amendment of our 1997 Stock Option Plan to: (i) increase the authorized number of shares of common stock available for issuance under such plan from 10,537,500 to 14,537,500 shares; and (ii) authorize the grant of Performance Accelerated Restricted Stock under such plan; and

  •
  FOR the approval of the amendment of our 1997 Stock Option Plan and our Nonexecutive Employee Stock Option Plan to authorize an Option Exchange Program.

Can I Revoke My Proxy?

        Yes. You may revoke your proxy by delivering written notice (including a properly executed and later dated proxy) to our Secretary at any time prior to the voting. In addition, if you attend the Annual Meeting you may vote your shares personally and revoke your proxy at that time. Attendance at the Annual Meeting will not, in itself, constitute a revocation of a previously granted proxy. If you submit a valid proxy and do not subsequently revoke it, your shares will be voted as provided on the proxy.

Who Will Count the Vote?

        Our Board of Directors has appointed Computershare Investor Services, LLC as the Inspector of Elections for our shares of common stock at the Annual Meeting. Computershare Investor Services, LLC will determine the number of shares of common stock represented in person or by proxy at the Annual Meeting, whether a quorum exists, the authenticity, validity and effect of proxies, and will receive and count the votes of our shares of common stock.

Will Anything else be Voted on at the Annual Meeting?

        Our Board of Directors knows of no matters, other than those stated above, to be presented and considered at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote such proxy to adjourn the Annual Meeting from time to time.

Change of Fiscal Year End and Transition Period

        On February 13, 2003, we announced that our Board of Directors approved a change of our fiscal year end from December 31 to March 31, effective January 1, 2003. This change resulted in a three-month transitional reporting period ended March 31, 2003. References in this document to a transition period are to the three-month period ending March 31, 2003.

Proposal Number 1
Election of Directors

        In accordance with our Bylaws, the number of directors constituting the full Board of Directors has been fixed by the Board of Directors at six. Accordingly, action will be taken at the meeting to elect a board of six directors to serve until the next Annual Meeting of stockholders and until their respective successors shall qualify and be duly elected.

        The Board of Directors' nominees are listed below. It is the intention of the proxy holders, unless stockholders otherwise specify by their proxies, to vote for the election of the nominees named below, each of whom is now a director. Each of the nominees listed has agreed to serve as a director if so elected. Should any of the nominees be unable or unwilling to serve, it is intended that the proxies will be voted for the election of a substitute nominee or nominees selected by the Board of Directors. There are no family relationships between any of our directors and executive officers.

Nominees

Name	Age	Position
Brian J. Farrell	49	Director, Chairman of the Board of Directors, President and Chief Executive Officer
Lawrence Burstein	60	Director
James L. Whims	48	Director
L. Gregory Ballard	49	Director
Brian Dougherty	46	Director
Henry T. DeNero	57	Director

Biographies of Nominees

        Brian J. Farrell has been our President and Chief Executive Officer since January 1995 and a director since March 1993. Between October 1992 and January 1995, Mr. Farrell served as our Executive Vice President and Chief Operating Officer. From July 1991 to October 1992, Mr. Farrell served as our Vice President, Chief Financial Officer and Treasurer. From 1984 until joining us, Mr. Farrell was Vice President and Chief Financial Officer of Starwood Hotels & Resorts (formerly known as Hotel Investors Trust), a real estate investment trust. Mr. Farrell was employed by Deloitte Haskins & Sells, a predecessor of Deloitte & Touche LLP, an international accounting firm and our current auditors, from 1978 to 1984 and is a certified public accountant.

        Lawrence Burstein has been a director since July 1991. Since March 1996, Mr. Burstein has served as President and a director and has been a stockholder of Unity Venture Capital Associates Ltd., a private investment company. From 1986 through March 1996, Mr. Burstein was President, a director and a principal stockholder of Trinity Capital Corporation, a private investment company. Mr. Burstein is a director of CAS Medical Systems, Inc., Medical Nutrition, Inc., I.D. Systems, Inc. and Traffix, Inc.

        James L. Whims has been a director since April 1997. Since 1996, Mr. Whims has been a Managing Director of TechFund Capital I, L.P., TechFund Capital II, L.P., and since 2001, TechFund Capital Europe, venture capital firms concentrating on high-technology enterprises. From 1994 to 1996, Mr. Whims was Executive Vice President of Sony Computer Entertainment of America. From 1990 to 1994, Mr. Whims was Executive Vice President of The Software Toolworks Inc. Mr. Whims is a member of numerous other private companies.

        L. Gregory Ballard has been a director since April 1999. Since April 2003, Mr. Ballard has been the Chief Executive Officer of Virgin Pulse, a division of the Virgin Group and a designer and distributor of consumer electronics products. From April 2002 until April 2003, Mr. Ballard was the President,

Chief Executive Officer and a member of the Board of Directors of SonicBlue, Inc., a developer of digital entertainment electronic products. On March 21, 2003, SonicBlue filed for voluntary reorganization under Chapter 11 in connection with a sale of its assets. From January 2000 until June 2001, Mr. Ballard was the Chief Executive Officer of MyFamily.com, a community Internet company. Prior to that, from December 1996 until November 1999, Mr. Ballard was the President and Chief Executive Officer of 3Dfx, an interactive entertainment company. From May 1995 to November 1996, Mr. Ballard was the President of Capcom Entertainment, Inc., a videogame and multimedia entertainment company. From 1994 to March 1995, Mr. Ballard served as Chief Operating Officer and Chief Financial Officer of Digital Pictures, Inc., a video game company. From 1991 to 1994, Mr. Ballard was President and Chief Executive Officer of Warner Custom Music Corp., a multimedia marketing division of Time Warner, Inc. Previously, Mr. Ballard was President and Chief Operating Officer of Personics Corp., a predecessor to Warner Music. In addition, Mr. Ballard has worked for Boston Consulting Group and as an attorney in Washington, D.C. Mr. Ballard is also a director of Pinnacle Systems and IGN, Inc.

        Brian Dougherty has been a director since November 2002. Mr. Dougherty most recently served as the Chairman and Chief Technology Officer of Wink Communications, a provider of end-to-end interactive television services to the cable and satellite industries that he founded in 1995 and which was sold to Liberty Media in 2002. Mr. Dougherty also founded Geoworks in 1983, a software consulting company that created console and PC games. His first company, Imagic, developed games for various consoles including Atari, Intellivision, Colecovision, and Comodore 64 and was purchased by Activision in 1984. Mr. Dougherty has a BS in Electrical Engineering and Computer Science from UC Berkeley. He is a member of a number of public and private boards including Neomagic (NMGC) and PlanetWeb.

        Henry T. DeNero has been a director since June 2003. Since January 2001, Mr. DeNero has been an advisor to venture capital firms and an independent management consultant. From January 1999 to December 2000, he was Chairman and Chief Executive Officer of HomeSpace, Inc., an internet company in the real estate and mortgage services business. From July 1995 to December 1998, he was Executive Vice President of First Data Corporation, a computer services company, and was responsible for the company's commercial payment instruments group. From June 1994 to June 1995, Mr. DeNero was an independent consultant. From April 1992 to April 1994, he was Vice Chairman and Chief Financial Officer of Dayton Hudson Corporation (now Target Corporation), a general merchandise retailer. From 1973 to 1992, he was with the management consulting firm, McKinsey & Company, first as an associate and later as a junior and then a senior partner of the firm. Mr. DeNero is also a director of Banta Corporation, Digital Insight Corporation, and Western Digital Corporation.

Committees of the Board of Directors

        We have an Audit Committee, a Compensation Committee and a Nominating Committee.

        Audit Committee.    The Audit Committee provides oversight regarding accounting, auditing and financial reporting practices of the Company. The Audit Committee selects, subject to the approval of the Board, the firm of independent public accountants to serve as auditors with whom it discusses the scope and results of their audit. The Audit Committee also discusses with the independent public accountants and with management, financial accounting and reporting principles, policies and practices and the adequacy of the Company's accounting, financial, operating and disclosure controls. All current members of the Audit Committee are "independent" as defined in the Marketplace Rules of The NASDAQ Stock Market. The functions of the Audit Committee are more fully described in the Audit Committee Charter attached hereto as Appendix A. The Audit Committee, whose current members are Messrs. Burstein, Ballard and Whims, met nine times during 2002 and two times during our three-month transition period ended March 31, 2003.

        Compensation Committee.    The function of the Compensation Committee is to make recommendations to the Board of Directors with respect to compensation of management employees. In addition, the Compensation Committee determines the persons to whom options should be granted under our stock option plans and the number of options granted to each person, and administers plans and programs relating to employee benefits, incentives and compensation. The current members of the Compensation Committee are Messrs. Burstein, Dougherty, and Whims. The Compensation Committee met seven times during 2002 and two times during our three-month transition period ended March 31, 2003.

        Nominating Committee.    The Nominating Committee is responsible for soliciting recommendations for candidates for the Board of Directors, recommending Directors for service on Board committees, developing and reviewing background information for candidates, making recommendations to the Board regarding such candidates and reviewing and making recommendations to the Board with respect to candidates for Director proposed by stockholders. The Nominating Committee will consider nominees recommended by stockholders. Such nominees should be submitted to the Secretary of the Company in accordance with procedures set forth in Article II of the Company's Bylaws. The Nominating Committee was established in October 2002 and did not meet during 2002 or during our three-month transition period ended March 31, 2003. The Nominating Committee is currently comprised of Messrs. Ballard, Burstein and Whims.

Meetings of the Board of Directors

        In 2002 there were nine meetings and in our three-month transition period ended March 31, 2003 there was one meeting of the Board of Directors held in person or by conference telephone call.    No director attended fewer than 75% of the sum of the total number of meetings of the Board of Directors and committees upon which that director served.

Director Compensation

        Directors who are also employees and officers of our company are not paid any compensation for service as directors. Non-employee directors are compensated by cash payments comprised of $12,000 for the year plus $1,500 for attendance at each Board meeting held in person and $500 for attendance at each Board meeting held by telephone, and the grant of options pursuant to our 1997 Stock Option Plan. Pursuant to such plan, each non-employee director is granted options to purchase 5,625 shares of common stock on the first day of each fiscal quarter at a per share exercise price equal to the market price of a share of common stock on the date of grant.

        During 2002, each of the non-employee directors received grants under our 1997 Stock Option Plan of options exercisable for 22,500 shares of common stock, with the exception of Brian Dougherty who received grants under our 1997 Stock Option Plan of options exercisable for 5,625 shares of common stock. During the three-month transition period ended March 31, 2003 each of the non-employee directors received grants under our 1997 Stock Option Plan exercisable for 5,625 shares of our common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

        Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules issued thereunder, our executive officers and directors are required to file with the Securities and Exchange Commission and the NASDAQ Stock Market reports of ownership and changes in ownership of our common stock. Copies of such reports are required to be furnished to us. Based solely on our review of the copies of such reports furnished to us or on written representations to us that no such reports were required, we believe that during the year ended December 31, 2002 and during the three-month transition period ended March 31, 2003, all of our executive officers and directors and all beneficial owners of more than 10% of our common stock filed on a timely basis all reports, if any, required by Section 16(a).

Vote Necessary To Elect The Directors

        The six nominees for director who receive the most affirmative votes will be elected. Accordingly, if you do not vote for a nominee, or you indicate "withhold authority to vote" for a nominee on your proxy card, your vote will not count either "for" or "against" such nominee. As a result, votes withheld from any one or more nominees and broker non-votes will not have any effect on the outcome of the election of directors.

The Board of Directors recommends a vote FOR Each of the Nominees.
Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of each Nominee.

Performance Graph

        The following chart compares the cumulative total stockholder returns on shares of our common stock since December 31, 1997 to the cumulative total returns over the same period of the NASDAQ (US) Market Index, Morgan Stanley Technology Index and the JP Morgan H&Q Technology Index1. The chart assumes that the value of the investment in shares of our common stock and each index was $100.00 at December 31, 1997 and that all dividends were reinvested.

Comparison of Cumulative Total Stockholder Return

Among THQ Inc., NASDAQ (US) Market Index, Morgan Stanley Technology Index and
JP Morgan H&Q Technology Index
Each Fiscal Year Ending December 31, 1997, 1998, 1999, 2000, 2001 and 2002
and Three-Month Transition Period Ending March 31, 2003

	1997	1998	1999	2000	2001	2002	3/31/03TP
THQ Inc.	100	183	227	238	474	194	192
NASDAQ (US) Market	100	141	261	158	125	87	87
Morgan Stanley Technology Index	100	191	403	146	111	63	63
JP Morgan H&Q Technology	100	155	346	223	153	—	—

1
The JP Morgan H&Q Technology Index was discontinued on April 4, 2002.

Security Ownership of Certain Beneficial Owners and Management

Principal Stockholders

        The following table sets forth information as to all persons who are, to our knowledge, the beneficial owners of 5% or more of our outstanding shares of common stock as of June 13, 2003.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Capital Group International, Inc. Capital Guardian Trust Company 11100 Santa Monica Blvd. Los Angeles, CA 90025	2,235,220(1)	5.8	%(1)
Common	Deutsche Bank AG Deutsche Investment Management Americas Inc. Deutsche Bank Trust Company Americas Taunusanlage 12, D-60325 Frankfurt am Main Federal Republic of Germany	2,099,810(2)	5.5	%(2)
Common	Liberty Wanger Asset Management, L.P. WAM Acquisition GP, Inc. 227 West Monroe Street, Suite 3000 Chicago, IL 60606 Liberty Acorn Trust 227 West Monroe Street, Suite 3000 Chicago, IL 60606	2,333,500(3)	6.1	%(3)
Common	Maverick Capital, Ltd. Maverick Capital Management, LLC 300 Crescent Court, 18th Floor Dallas, TX 75201 Lee S. Ainslie III 767 Fifth Avenue, 11th Floor New York, NY 10153	2,241,250(4)	5.8	%(4)
Common	J. & W. Seligman & Co. Incorporated William C. Morris Seligman Communications & Information Fund, Inc. 100 Park Avenue New York, New York 10017	3,373,890(5)	8.8	%(5)

Common	Tudor Investment Corporation Paul Tudor Jones, II 1275 King Street Greenwich, CT 06831 The Raptor Global Portfolio Ltd. c/o CITCO Kaya Flamboyan 9 Curacao, Netherlands Antilles	2,361,300(6)	6.1	%(6)

(1)
Based solely on information set forth in Schedule 13G (the "Capital Schedule 13G") dated December 31, 2002 and filed on February 11, 2003 with the Securities and Exchange Commission by Capital Group International, Inc. ("CGII") and Capital Guardian Trust Company ("CGTC"). CGII is the parent holding company of a group of investment management companies that hold investment power and, in some, cases, voting power over the shares reported in the Capital Schedule 13G. The investment management companies, which include a bank and several investment advisers, provide investment advisory and management services for their respective clients which include registered investment companies and institutional accounts. CGII does not have investment power or voting power over any of the shares reported in the Capital Schedule 13G. However, by virtue of Rule 13d-3 under the Act, CGII may be deemed to beneficially own the shares reported in the Capital Schedule 13G. CGTC, a wholly owned subsidiary of CGII and a bank as defined in Section 3(a)(6) of the Act is deemed to be the beneficial owner of the shares reported in the Capital Schedule 13G as a result of its serving as the investment manager of various institutional accounts. According to the Capital Schedule 13G, CGII and CGTC each has sole voting power of 1,612,000 shares, no shared voting power, sole dispositive power of 2,235,220 shares and no shared dispositive power.

(2)
Based solely on information set forth in Schedule 13G (the "Deutsche Bank Schedule 13G") dated December 31, 2002 and filed on February 14, 2003 with the Securities and Exchange Commission by Deutsche Bank AG ("Deutsche Bank"). Deutsche Investment Management Americas Inc. ("DIMA"), an investment advisor, and Deutsche Bank Trust Company Americas ("DBTCA"), a bank, are subsidiaries of Deutsche Bank. The shares reported in the Deutsche Bank Schedule 13G are owned by the Private Clients and Asset Management business group of Deutsche Bank and its subsidiaries and affiliates. The Private Clients and Asset Management business group of Deutsche Bank expressly disclaims beneficial ownership of the shares reported in the Deutsche Bank Schedule 13G. According to the Deutsche Bank Schedule 13G, Deutsche Bank has sole voting power of 1,909,577 shares, shared voting power of 76,016 shares, sole dispositive power of 1,835,310 shares and shared dispositive power of 383,000 shares; DIMA has sole voting power of 745,540 shares, shared voting power of 70,000 shares, sole dispositive power of 432,540 shares and shared dispositive power of 383,000 shares; and DBTCA has sole voting power of 1,164,037 shares, shared voting power of 6,016 shares, sole dispositive power of 1,402,770 shares and no shared dispositive power.

(3)
Based solely on information set forth in Schedule 13G (the "Liberty Schedule 13G") dated December 31, 2002 and filed on February 14, 2003 with the Securities and Exchange Commission by Liberty Wanger Asset Management, L.P. ("WAM"), WAM Acquisition GP, Inc. ("WAM GP") and Liberty Acorn Trust ("Acorn"). WAM GP is the general partner of WAM, an investment advisor and Acorn is an investment company. The shares reported in the Liberty Schedule 13G were acquired on behalf of discretionary clients of WAM, including Acorn. Persons other than WAM and WAM GP are entitled to receive all dividends from, and proceeds from the sale of, the shares reported. Acorn is the only such person known to be entitled to all dividends from, and all proceeds from the sale of, shares reported in the Liberty Schedule 13G to the extent of more than 5% of the class. According to the Liberty Schedule 13G, WAM and WAM GP each has no sole voting power, shared voting power of 2,333,500 shares, no sole dispositive power and shared dispositive power of 2,333,500 shares; and Acorn has no sole voting power, shared voting power of 2,042,500 shares, no sole dispositive power and shared dispositive power of 2,042,500 shares.

(4)
Based solely on information set forth in Schedule 13G (the "Maverick Schedule 13G") dated December 31, 2002 and filed on February 14, 2003 with the Securities and Exchange Commission by Maverick Capital, Ltd. ("Maverick"), Maverick Capital Management, LLC ("MCM") and Lee S. Ainslie III ("Ainslie"). Maverick is an investment adviser and has beneficial ownership of the shares reported in the Maverick Schedule 13G through the investment discretion it exercises over its clients' accounts. MCM is the general partner of Maverick. Ainslie is a manager of MCM and is granted sole investment discretion pursuant to MCM regulations. According to the Maverick Schedule 13G, Maverick, MCM and Ainslie each has sole voting power of 2,241,250 shares, no shared voting power, sole dispositive power of 2,241,250 shares and no shared dispositive power.

(5)
Based solely on information set forth in the fifth amendment to Schedule 13G (the "JWS Schedule 13G") dated February 28, 2003 and filed on March 10, 2003 with the Securities and Exchange Commission by J. & W. Seligman & Co. Incorporated ("JWS"), William C. Morris ("Morris") and Seligman Communications & Information Fund, Inc. ("Seligman"). JWS is an investment adviser to Seligman, an investment company. Morris is a control person of JWS. JWS, as an investment adviser for Seligman, may be deemed to beneficially own the shares reported by Seligman in the JWS Schedule 13 G. Accordingly, the shares reported by JWS in the JWS Schedule 13G include the shares reported in such Schedule by Seligman. Morris, as the owner of a majority of the outstanding voting securities of JWS, may be deemed to beneficially own the shares reported by JWS in the JWS Schedule 13G. Accordingly, the shares reported in the JWS Schedule 13G by Morris include the shares reported in such Schedule by JWS. According to the JWS Schedule 13G, each of JWS and Morris has no sole voting power, shared voting power of 3,373,890 shares, no sole dispositive power and shared dispositive power of 3,373,890 shares. Seligman has no sole voting power, shared voting power of 2,900,000shares, no sole dispositive power and shared dispositive power of 2,900,000 shares.

(6)
Based solely on information set forth in the Schedule 13G (the "Tudor Schedule 13G") dated January 27, 2003 and filed on February 5, 2003 with the Securities and Exchange Commission by Tudor Investment Corporation ("TIC"), Paul Tudor Jones, II ("Jones"), Tudor Proprietary Trading, L.L.C. ("TPT"), The Altar Rock Fund L.P. ("Altar Rock"), The Tudor BVI Global Portfolio Ltd. ("BVI") and The Raptor Global Portfolio Ltd. ("Raptor"). The shares reported as beneficially owned in the Tudor Schedule 13G are owned directly by TPT (172,221 shares), Altar Rock (12,034 shares), Raptor (1,858,635 shares) and BVI (318,410 shares). Because TIC is the sole general partner of Altar Rock and provides investment advisory services to Raptor and BVI, TIC may be deemed to beneficially own the shares owned by each of Altar Rock, Raptor and BVI. TIC expressly disclaims such beneficial ownership. In addition, because Jones is the controlling shareholder of TIC and the indirect controlling equity holder of TPT, Jones may be deemed to beneficially own the shares deemed beneficially owned by TIC and TPT. Jones expressly disclaims such beneficial ownership. According to the Tudor Schedule 13G: TIC has no sole voting power, shared voting power of 2,189,079 shares, no sole dispositive power and shared dispositive power of 2,189,079 shares; Jones has no sole voting power, shared voting power of 2,361,300 shares, no sole dispositive power and shared dispositive power of 2,361,300 shares; TPT has no sole voting power, shared voting power of 172,221 shares, no sole dispositive power and shared dispositive power of 172,221 shares; BVI has no sole voting power, shared voting power of 318,410 shares, no sole dispositive power and shared dispositive power of 318,410 shares; Altar Rock has no sole voting power, shared voting power of 12,034 shares, no sole dispositive power and shared dispositive power of 12,034 shares; and Raptor has no sole voting power, shared voting power of 1,858,635 shares, no sole dispositive power and shared dispositive power of 1,858,635 shares.

Beneficial Ownership of Management

        The following table sets forth certain information with respect to beneficial ownership of our shares of common stock as of June 13, 2003 by each of our directors and Named Executives and by all directors and executive officers as a group, and Jeffrey C. Lapin, who was a director and our Chief Operating Officer and Vice Chairman until November 8, 2002 (the "Named Executives"). Unless otherwise indicated below, each individual named in the table has sole voting power and sole investment power with respect to all of the shares beneficially owned, subject to community property laws, where applicable.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class
Common	Brian J. Farrell	1,080,652	(2)	2.8%
Common	Lawrence Burstein	156,754	(3)	*
Common	James L. Whims	221,694	(4)	*
Common	L. Gregory Ballard	101,437	(5)	*
Common	Brian Dougherty	22,500	(6)	*
Common	Henry T. DeNero	—	(7)	*
Common	Fred A. Gysi	135,126	(8)	*
Common	Alison Locke	167,499	(9)	*
Common	Jack Sorensen	50,001	(10)	*
Common	Tim F. Walsh	196,377	(11)	*
Common	Jeffrey C. Lapin	10,250	(12)	*
Common	All Directors and Executive Officers as a group (11 individuals)	2,142,290	(13)	5.5%

*
Less than 1%.

(1)
The address for each individual is c/o THQ Inc., 27001 Agoura Road, Calabasas Hills, California 91301.

(2)
Includes 866,500 shares of common stock issuable upon exercise of options exercisable within 60 days.

(3)
Includes 146,254 shares of common stock issuable upon exercise of options exercisable within 60 days.

(4)
Includes 146,248 shares of common stock issuable upon exercise of options exercisable within 60 days and 17,196 shares of common stock held of record by TechFund Capital L.P. ("TechFund"). Mr. Whims is a managing member of the general partner of TechFund and accordingly may be deemed to share beneficial ownership of the shares of common stock held of record by TechFund. Mr. Whims disclaims beneficial ownership of such shares.

(5)
Includes 96,937 shares of common stock issuable upon exercise of options exercisable within 60 days.

(6)
Includes 22,500 shares of common stock issuable upon exercise of options exercisable within 60 days.

(7)
Mr. DeNero joined our Board of Directors on June 26, 2003.

(8)
Includes 129,876 shares of common stock issuable upon exercise of options exercisable within 60 days.

(9)
Includes 167,499 shares of common stock issuable upon exercise of options exercisable within 60 days. In April 2003, Alison Locke became our Vice President—Value Publishing. Ms. Locke will be taking a three-month sabbatical beginning in July 2003.

(10)
Includes 50,001 shares of common stock issuable upon exercise of options exercisable within 60 days.

(11)
Includes 184,377 shares of common stock issuable upon exercise of options exercisable within 60 days.

(12)
Mr. Lapin was a director and our Chief Operating Officer and Vice Chairman until November 8, 2002.

(13)
Includes an aggregate of 1,810,192 shares of common stock issuable upon exercise of options within 60 days.

Executive Compensation

Executive Officers

        Our executive officers currently include Brian J. Farrell, Fred A. Gysi, James M. Kennedy, Jack Sorenson, Tiffany Ternan and Tim F. Walsh.* Information with respect to Mr. Farrell is set forth above. All of our executive officers are appointed by and serve at the discretion of the Board of Directors.

        Fred A. Gysi (age 48) was appointed our Senior Vice President—Finance and Administration, Chief Financial Officer, Treasurer and Secretary in August 2000. Mr. Gysi previously served as our Vice President—Finance and Administration, Chief Financial Officer, Treasurer and Secretary since November 1997. From October 1996 to October 1997, Mr. Gysi was the Chief Financial Officer of HPM-Stadco, a manufacturing company. From August 1995 to October 1996, Mr. Gysi was the President and co-founder of GP Management Consulting, a provider of financial, operations and systems consulting services to emerging and middle market companies. From 1992 to 1995, Mr. Gysi was a partner at Collett & Levy, an accounting firm. Mr. Gysi was employed by Deloitte & Touche LLP from 1980 to 1992 and was a partner of that firm from 1988 to 1992. Mr. Gysi is a certified public accountant.

        James M. Kennedy (age 43) was appointed our Senior Vice President—Business and Legal Affairs in January of 2003. From March 2000 to January 2003, Mr. Kennedy was an adjunct professor and lecturer at the undergraduate and law school levels in the San Francisco Bay Area. From July 1995 to March 2000, Mr. Kennedy was employed at Electronic Arts Inc., an entertainment software developer and publisher, serving as Assistant General Counsel from July 1995 to November 1995 and as Vice President of Business Affairs from November 1995 to March 2000. Mr. Kennedy served as Vice President and General Counsel of Mindscape, Inc., an entertainment and education software developer and publisher, from May 1994 to July 1995. From April 1993 to March 1994, Mr. Kennedy served as Vice President of Business Affairs and Administration at Lucas Digital Ltd., an entertainment post-production services company. Between March 1990 and April 1993, Mr. Kennedy was employed by LucasArts Entertainment Company, a diversified entertainment products and services company, as Director of Business Affairs from March 1990 to December 1991 and as Vice President of Business Affairs and General Counsel from December 1991 to April 1993. From July 1989 to March 1990, Mr. Kennedy served as Vice President of Business and Legal Affairs at World International Network, an international television distributor. Between September 1984 and July 1989, Mr. Kennedy was employed as an attorney with the law firm of Gibson, Dunn & Crutcher.

        Jack Sorensen (age 42) was appointed Executive Vice President—Worldwide Studios in September 2001. From June 2000 to September 2001, Mr. Sorensen was President and CEO of Swan Systems, Inc., a private, venture-funded software company serving the advertising and marketing industries. Between March and May 2000, Mr. Sorensen was Executive in Residence at Crosspoint Venture Partners, a venture firm. From February 1991 to January 2000, Mr. Sorensen was employed at LucasArts Entertainment Company, an entertainment software developer and publisher, serving variously as head of operations, international, product development and as General Manager. From April 1995 to January 2000, Mr. Sorensen served as President of LucasArts.

        Tiffany Ternan (age 36) was appointed to the newly created position of Senior Vice President—North American Sales and Distribution in February 2003. Ms. Ternan oversees the company's North American sales and distribution efforts as well as our operations and MIS departments. Ms. Ternan's tenure at THQ spans nearly ten years. Ms. Ternan previously served as our Vice President—Sales from November 1998 to January 2001. From September 1992 to November 1998, Ms. Ternan held various positions with us, including Western Regional Manager, National Accounts Manager and Director—Sales. Ms. Ternan's prior experience includes sales and marketing positions in the consumer products industry.

*
Jeffrey C. Lapin resigned as director and our Chief Operating Officer and Vice Chairman in November 2002. In April 2003, Alison Locke became our Vice President—Value Publishing. Ms. Locke will be taking a three-month sabbatical beginning in July 2003.

        Tim F. Walsh (age 39) was appointed our Senior Vice President—International Publishing in August 2000. Mr. Walsh previously served as our Vice President—International since January 1998. From May 1997 to January 1998 he was our Director of International. Mr. Walsh was Director of International and OEM Sales of Accolade, a publisher of video and PC game software from January 1996 to May 1997. From September 1993 to December 1995, Mr. Walsh held various positions at Time Warner Interactive. Mr. Walsh's prior experience includes positions in the productivity software industry from 1990 to 1993 and the music industry from 1986 to 1989.

Compensation Table

        The following table summarizes the compensation for the twelve-months ended March 31, 2003, December 31, 2000, 2001 and 2002 of: (i) our Chief Executive Officer, (ii) our four most highly compensated executive officers other than our Chief Executive Officer, each of whom was serving at the end of our fiscal year ended December 31, 2002 and at the end of our Transition Period ended March 31, 2002, and whose salary and bonus exceeded $100,000 in 2002 and in the twelve-months ended March 31, 2003 ("2003TP"), and (iii) Jeffrey C. Lapin, who was our Chief Operating Officer and Vice Chairman until November 8, 2002 (the "Named Executives"):

	Annual Compensation						Long-Term Compensation Awards
Name and Principal Position	Year*	Salary(1)		Bonus		Other Annual Compensation(2)	Shares Underlying Options(3)	All Other Compensation(4)
Brian J. Farrell Chairman of the Board of Directors, President and Chief Executive Officer	2003TP 2002 2001 2000	$ $ $ $	540,594 535,456 469,000 409,000	$ $ $ $	393,750 525,000 460,000 400,000	— — — —	62,500 75,000 00,000 50,000	$ $ $ $	11,625 15,500 14,300 6,400	(5) (5)
Fred A. Gysi Chief Financial Officer Senior Vice President— Finance, Treasurer and Secretary	2003TP 2002 2001 2000	$ $ $ $	228,038 215,029 185,000 193,333	$ $ $ $	60,375 80,500 85,000 75,000	— — — —	15,000 56,250 37,499 45,000	$ $ $ $	6,000 8,000 6,800 6,400
Alison Locke(6) Executive Vice President— North American Publishing	2003TP 2002 2001 2000	$ $ $ $	294,982 305,386 275,000 250,000	$ $ $ $	150,000 200,000 250,000 210,000	— — — —	15,000 187,500 59,999 75,000	$ $ $ $	6,000 8,000 6,800 6,400
Jack Sorensen Executive Vice President— Worldwide Studios	2003TP 2002 2001	$ $ $	277,645 272,160 63,462	$ $ $	150,000 200,000 80,000	— — —	75,000 62,500 112,499	$ $ $	6,000 8,000 6,800
Tim F. Walsh Senior Vice President— International Publishing	2003TP 2002 2001 2000	$ $ $ $	243,597 235,167 210,000 196,876	$ $ $ $	127,517 170,023 170,000 140,000	— — — —	30,000 112,500 52,499 67,500	$ $ $ $	6,000 8,000 6,800 6,400
Jeffrey C. Lapin Former Vice Chairman and Chief Operating Officer	2003TP 2002 2001 2000	$ $ $ $	274,349 361,014 325,000 275,000	$ $ $ $	218,738 375,000 325,000 275,000	— — — —	— 300,000 240,000 105,000	$ $ $ $	4,667 8,000 14,300 6,400	(5)

*
The compensation reported for the twelve-months ended March 31, 2003 ("2003TP") includes compensation to each executive during the last nine months of 2002. This overlap in disclosure is required due to our change of fiscal year end.

(1)
Included in each executive's salary are amounts that were deferred by such executive pursuant to our Defined Contribution Plan.

(2)
Amounts shown do not include amounts expended by us pursuant to plans (including group life and health) that do not discriminate in scope, terms or operation in favor of our executive officers or directors and that are generally available to all salaried employees. The value of such benefits did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for any individual named.

(3)
The number of shares underlying options has been adjusted to reflect the 50% stock dividend distributed on April 9, 2002 to holders of record of our shares of common stock at the close of business on March 26, 2002.

(4)
Includes matching contributions in the amounts of $6,400, $6,800, and $8,000 made by us in accordance with our Defined Contribution Plan in 2000, 2001 and 2002, respectively. These amounts do not reflect special awards and payments Mr. Farrell is entitled to receive if his employment is terminated as a result of a change in control of our company, which would have had a value of approximately $1,196,000 as of December 31, 2000, $1,375,400 as of December 31, 2001 and $1,569,750 as of December 31, 2002. See "Employment Agreement with Brian J. Farrell."

(5)
Includes a life insurance premium paid by us in the amount of approximately $7,500.

(6)
In April 2003, Alison Locke became our Vice President—Value Publishing. Ms. Locke will be taking a three-month sabbatical beginning in July 2003.

Option Grants in Last Fiscal Year
and Transition Period Ended March 31, 2003

        The following tables sets forth the number of stock options granted to each of the Named Executives during the fiscal year ended December 31, 2002 and our three-month Transition Period ended March 31, 2003. These tables also sets forth the potential realizable value of such stock options in the year of their expiration at assumed annualized rates of stock price appreciation of five and ten percent over the full five-year term of the stock options. No gain to the Named Executives is possible without an increase in the price of our Common Stock, which will benefit all stockholders proportionately. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of our Common Stock and overall stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

Last Fiscal Year Ended December 31, 2002

	Individual Grants
		Percent of Total Options Granted to Employees in Fiscal Year
							Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term(1)
	Shares Underlying Options Granted
Name				Exercise or Base Price Per Share		Expiration Date
							5%		10%
Brian J. Farrell	375,000	17%			$30.04	02/28/07		$3,112,312		$6,877,395
Fred A. Gysi	56,250	3%			$30.04	02/28/07		$466,847		$1,031,609
Alison Locke(2)	187,500	9%			$30.04	02/28/07		$1,556,156		$3,438,698
Jack Sorensen	37,500 25,000	2 1	% %	$ $	30.04 16.32	02/28/07 11/20/07	$ $	311,231 112,723	$ $	687,740 249,088
Tim F. Walsh	112,500	5%			$30.04	02/28/07		$933,694		$2,063,219
Jeffrey C. Lapin(3)	300,000	14%			$30.04	02/28/07		$2,489,849		$5,501,916

(1)
For the stock options indicated, these amounts represent the exercise price multiplied by the annual appreciation rate shown compounded annually for the term of each option, less the exercise price, multiplied by the number of options granted. The dollar amounts set forth under this heading are the result of calculations at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of our stock price.

(2)
In April 2003, Alison Locke became our Vice President—Value Publishing. Ms. Locke will be taking a three-month sabbatical beginning in July 2003.

(3)
Mr. Lapin was a director and our Chief Operating Officer and Vice Chairman until November 8, 2002.

Three-Month Transition Period Ended March 31, 2003

	Individual Grants
		Percent of Total Options Granted to Employees in Fiscal Year			Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term(1)
	Shares Underlying Options Granted
Name			Exercise or Base Price Per Share	Expiration Date
					5%	10%
Brian J. Farrell	62,500	13%	$11.83	02/24/08	$204,276	$451,396
Fred A. Gysi	15,000	3%	$11.83	02/24/08	$49,026	$108,335
Alison Locke(2)	15,000	3%	$11.83	02/24/08	$49,026	$108,335
Jack Sorensen	50,000	10%	$11.83	02/24/08	$163,421	$361,117
Tim F. Walsh	30,000	6%	$11.83	02/24/08	$98,052	$216,670
Jeffrey C. Lapin(3)	—	—%	$—	—	$—	$—

(1)
For the stock options indicated, these amounts represent the exercise price multiplied by the annual appreciation rate shown compounded annually for the term of each option, less the exercise price, multiplied by the number of options granted. The dollar amounts set forth under this heading are the result of calculations at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of our stock price.

(2)
In April 2003, Alison Locke became our Vice President—Value Publishing. Ms. Locke will be taking a three-month sabbatical beginning in July 2003.

(3)
Mr. Lapin was a director and our Chief Operating Officer and Vice Chairman until November 8, 2002.

Aggregated Option Exercises in Transition Period and Last Fiscal Year
and Option Values as of Transition Period-End and Fiscal Year-End

        The following tables set forth, for each of the Named Executives, certain information regarding the number of stock options exercised during the fiscal year ended December 31, 2002 and during our three-month Transition Period ended March 31, 2003 and the value of stock options held at the end of each such period.

Last Fiscal Year Ended December 31, 2002

			Number of Shares Underlying Unexercised Options at Fiscal Year-End(1)
					Value of Unexercised in-the-Money Options at Fiscal Year-End
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Brian J. Farrell	168,750	$3,064,067	966,502	624,998	$4,960,483	$149,997
Fred A. Gysi	42,000	$1,095,815	96,126	96,248	$147,747	$45,000
Alison Locke(2)	44,689	$1,111,758	105,001	252,497	$75,003	$74,997
Jack Sorensen	—	$—	37,501	137,498	$—	$—
Tim F. Walsh	—	$—	124,377	169,998	$247,976	$67,500
Jeffrey C. Lapin(3)	270,000	$2,497,248	262,502	—	$210,003	$—

(1)
Calculated based on the excess of fair market value of our common stock on December 31, 2002 over the respective exercise prices of the options.

(2)
In April 2003, Alison Locke became our Vice President—Value Publishing. Ms. Locke will be taking a three-month sabbatical beginning in July 2003.

(3)
Mr. Lapin was a director and our Chief Operating Officer and Vice Chairman until November 8, 2002.

Three-Month Transition Period Ended March 31, 2003

			Number of Shares Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised in-the-Money Options at Fiscal Year-End(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Brian J. Farrell	—	$—	1,154,002	499,998	$4,832,183	$216,247
Fred A. Gysi	—	$—	114,876	92,498	$140,022	$60,300
Alison Locke(2)	—	$—	167,501	204,997	$70,003	$88,297
Jack Sorensen	—	$—	50,001	174,998	$—	$61,000
Tim F. Walsh	—	$—	161,877	162,498	$235,601	$99,600
Jeffrey C. Lapin(3)	70,001	$238,003	—	—	$—	$—

(1)
Calculated based on the excess of fair market value of our common stock on December 31, 2002 over the respective exercise prices of the options.

(2)
In April 2003, Alison Locke became our Vice President—Value Publishing. Ms. Locke will be taking a three-month sabbatical beginning in July 2003.

(3)
Mr. Lapin was a director and our Chief Operating Officer and Vice Chairman until November 8, 2002.

Equity Compensation Plan Information

        The following table provides certain information with respect to all of our equity compensation plans in effect as of June 13, 2003. A summary of the material terms of our each of our Equity Compensation Plans is included herein with the description of Proposal Numbers 3 and 4.

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	5,240,240		$21.60	1,608,610
Equity compensation plans not approved by security holders	2,201,648	(1)	$15.88	63,113

Total	7,441,888		$19.91	1,671,723

(1)
Represents the aggregate number of shares of common stock issuable upon exercise of individual arrangements with option and warrant holders and upon exercise of options granted under our Second Amended and Restated Nonexecutive Employee Stock Option Plan (the NEEP Plan). The vesting of the options granted outside of an option plan and the NEEP Plan options is determined by our Board of Directors upon grant, however, such options typically vest over three years. In addition, the NEEP Plan options are exercisable and expire within five years from date of grant and have termination provisions similar to options granted under stockholder approved plans. The warrants are exercisable upon grant and expire within five years from date of grant.

Employment Agreement with Brian J. Farrell

        Mr. Farrell's Employment Agreement provides for employment by us through December 31, 2006 (hereinafter referred to as the "Farrell Employment Period"). Mr. Farrell's current Employment Agreement provides for an annual base salary of $525,000, subject to annual review for possible increase, and an annual bonus equal to the lesser of his base salary for that year or 4.5% of our annual net income before taxes. Mr. Farrell may also be awarded a performance bonus at the discretion of our Board of Directors. We also agreed to grant Mr. Farrell stock options under our 1997 Stock Option Plan to purchase 187,500 shares of our common stock, with an exercise price per share equal to the fair-market value per share of our common stock on the date the options are granted. These options vest in three equal installments on the first of January of each of 2002, 2003 and 2004. Further, we are required to provide Mr. Farrell with a life insurance policy in the amount of $3.0 million, disability insurance for 80% of his base salary and a grantor trust established under Sections 671, et. seq. of the Internal Revenue Code (a Rabbi Trust) for the purpose of protecting the payment, in the event of a change in control, of any of our unfunded obligations to Mr. Farrell.

        Mr. Farrell's current Employment Agreement provides that if Mr. Farrell voluntarily terminates his employment without "Good Reason" or we terminate his employment for "Cause," he will be precluded, during the twelve months following any such termination, from engaging in any business activities in competition with our business and from soliciting our employees.

        Mr. Farrell's current Employment Agreement also provides Mr. Farrell with the following payments and benefits in the event that his current Employment Agreement is terminated by him for "Good Reason" or by us without "Cause": (i) a lump sum payment equal to (A) the greater of three years' base salary or the salary payable during the then-existing balance of the Farrell Employment Period, plus (B) bonus compensation at the highest possible annual bonus for the greater of three years or the then-existing balance of the Farrell Employment Period; (ii) medical and dental insurance coverage until the end of the Farrell Employment Period; (iii) life and disability insurance coverage until the end of the Farrell Employment Period; (iv) various other perquisites as more fully described in Mr. Farrell's current Employment Agreement; (v) the immediate vesting of all stock options, stock appreciation rights and restricted stock, if any, not fully vested at such time; (vi) the immediate vesting of Mr. Farrell's rights in all other employee benefit and compensation plans; (vii) payment of the fees and disbursements incurred by counsel to Mr. Farrell as a result of the termination of Mr. Farrell's employment; and (viii) appropriate office and secretarial assistance for six months after termination of Mr. Farrell's employment. If Mr. Farrell was terminated in accordance with the foregoing he currently would receive a lump sum payment under item (i) of $4,134,375 plus the other benefits in items (ii) through (viii).

        If, within one year after a change of control, Mr. Farrell's employment is terminated by us other than for "Cause," or voluntarily by Mr. Farrell, then Mr. Farrell shall receive certain benefits, as more fully described in his current Employment Agreement, in addition to those described above. A change of control includes such events as a person gaining 15% or more beneficial ownership of us, our current members of the Board of Directors ceasing to comprise at least a majority of our Board of Directors (with some exceptions), and/or a sale of all or substantially all of our assets or of our business operations generating two-thirds of our consolidated revenues. Mr. Farrell would receive approximately the same amount of compensation upon a change in control that he would receive upon termination as specified in the preceding paragraph.

Employment Agreement with Jeffrey C. Lapin

        Mr. Lapin received a salary of $375,000 and a bonus of $375,000 in 2002. Mr. Lapin resigned on November 8, 2002.

Severance Agreements

        We have entered into severance agreements (the "Severance Agreements") with each of our executives except for Mr. Farrell. Mr. Farrell's employment agreement provides for the payment of benefits as discussed above in "Employment Agreement with Brian J. Farrell."

        The Severance Agreements provide for the payment of benefits to the executives upon a "Change in Control." The executives agree not to voluntarily leave us without "Good Reason" until the earlier of (a) such attempted Change in Control terminates, or (b) if a Change in Control occurs, 90 days following such Change in Control.

        A "Change in Control" is defined, subject to certain exceptions, as an acquisition by any person or group of persons of 30% or more of either (a) our outstanding shares of common stock, or (b) the combined voting power of our outstanding securities entitled to vote for the election of directors.

        "Good Reason" is defined to include any of the following events after a Change in Control: (a) any removal or involuntary termination of the executive; (b) a reduction of the executive's rate of annual base salary as in effect immediately prior to the Change in Control or our failure to pay such salary; (c) a requirement that the executive relocate; (d) our failure to provide the executive with compensation, vacation and other fringe benefits, expense reimbursement, and welfare benefits in accordance with the most favorable plans and benefits in effect for such executive's peer officers after the Change in Control; and (e) our failure to maintain the effectiveness of the Severance Agreements after the Change of Control.

        The Severance Agreements provide that if an executive's employment is terminated within the year following a Change in Control for any other reason, such executive will be entitled to receive, among other benefits, a cash amount equal to (i) one times such executive's annual base salary paid to such executive at the time of the Change in Control, plus (ii) one times such executive's annual bonus paid or payable to such executive in respect of our fiscal year immediately preceding the fiscal year in which the Change in Control occurs. In addition, if on the date of termination such executive's stock options (or any Performance Accelerated Restricted Stock, if Proposal Number 3 is approved by the stockholders) are not fully vested, all such stock options or awards shall become immediately vested and exercisable for such period as provided in the plan and/or agreement governing such options or awards. If Messrs. Gysi, Sorensen, Walsh, and Ms. Locke were terminated in accordance with the foregoing they currently would receive $322,000, $515,000, $416,773 and $520,250, respectively.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee in 2002 consisted of Messrs. Burstein and Whims. Each of Messrs. Burstein and Whims are non-employee Directors and neither have any direct or indirect material interest in, or relationship with, us outside of his position as a Director. To our knowledge, there were no other interrelationships involving members of the Compensation Committee or other Directors requiring disclosure.

Certain Relationships and Related Transactions

        There were no reportable relationships or transactions with management during the year ended December 31, 2002 or the three-month transition period ended March 31, 2003.

Compensation Committee Report On Executive Compensation

        The information contained in this Compensation Committee Report shall not be deemed to be "soliciting material" or "filed" or "incorporated by reference" in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

        This report was prepared by the Compensation Committee of the Board of Directors, which is composed of independent directors who are not employees of the Company. The Compensation Committee has the responsibility for all compensation matters for executive officers. The current members of the Compensation Committee are Messrs. Burstein, Whims and Dougherty.

Components of Executive Compensation

        Executive officers' compensation consists of both annual and long-term compensation. Annual compensation consists of a base salary and bonus. Long-term compensation is provided through awards under the Company's 1997 Stock Option Plan.

        The Compensation Committee has established the base salary of each executive officer at a level considered to be appropriate in the judgment of the Compensation Committee based on the officer's level of responsibility and the job requirements of the officer's position. The Compensation Committee also considered compensation paid to other persons with comparable skills and experience in other companies in the interactive entertainment industry as well as the Company's performance in comparison to its competitors. No specific measures of the Company's performance or other factors are considered determinative in the base salary decisions of the Compensation Committee. Instead, substantial judgment is used and all of the facts and circumstances are taken into consideration by the Compensation Committee in its executive compensation decisions.

        In addition to base salary, each of the executive officers is eligible to participate in the Company's annual cash bonus plan. Under this bonus program, each executive officer was entitled to receive a bonus for fiscal 2002 based on the Company's performance. The fiscal 2002 bonuses approved by the Compensation Committee for the named executive officers are reported in the above Summary Compensation Table.

        It is also a fundamental objective of the Compensation Committee to provide the Company's executive officers with an opportunity to share in the success of the Company by granting to the executive officers options to purchase shares of common stock. The Compensation Committee has maintained a policy of rewarding the Company's executive officers with options each year in respect of recent contributions made by the executive officers to the Company. Special option grants are also made to executive officers if in the determination of the Compensation Committee an executive officer warrants additional compensation for such executive officer's efforts. In 2003, Messrs. Gysi, Sorenson and Walsh and Ms. Locke were granted options under the 1997 Stock Option Plan to purchase 15,000, 50,000, 30,000 and 15,000 shares of the Company's common stock, respectively.

Compensation of the Chief Executive Officer

        The Company has an employment agreement with the Chief Executive Officer which provides for his employment with the Company through December 31, 2006. The Compensation Committee believes that ensuring the Chief Executive Officer's long-term commitment to the Company is in the best interest of its stockholders. The Chief Executive Officer's employment agreement was designed to induce him to make such commitment and to align a substantial portion of his compensation with the Company's results of operations. Mr. Farrell's employment agreement provides for an annual base salary of $525,000, subject to annual review for possible increase, and an annual cash bonus for each fiscal year during the term of the agreement equal to the lower of the Chief Executive Officer's base salary for the year or 4.5% of the net income before taxes earned by the Company for that year. In February 2003, in recognition of Company's record revenues, top line growth and growth internationally, the Compensation Committee approved an increase in Mr. Farrell's base salary from $525,000 to $551,250 and granted him an option to purchase 62,500 shares of the Company's common stock. The Chief Executive Officer's annual bonus for fiscal 2002, determined under the formula contained in his employment agreement, was $525,000. See "Employment Agreement with Brian J. Farrell."

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code limits the tax deductibility of certain compensation paid to named executive officers of public companies. This provision generally limits the deduction for compensation paid to a named executive officer in a year to $1 million, unless the compensation is considered to be "qualified performance-based compensation" under the Internal Revenue Code. The Compensation Committee intends to structure the compensation of the Company's executive officers so as to minimize the effects on the Company of this limitation, while retaining the discretion it deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

                      Respectfully submitted,
                      Lawrence Burstein
                      James L. Whims
                      Brian Dougherty

Proposal Number 2
Approval of Proposed Ratification of Independent Auditors

Information about Deloitte & Touche LLP

        The Board of Directors, upon recommendation of the Audit Committee, has appointed Deloitte & Touche LLP to be our independent auditors for the fiscal year ending March 31, 2004. There are no affiliations between us and Deloitte & Touche LLP, its partners, associates or employees, other than as pertain to the engagement of Deloitte & Touche LLP as our independent auditors since 1991. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.

Fees Paid to Deloitte & Touche LLP
For the Year Ended December 31, 2002
and For the Three-Month Transition Period Ended March 31, 2003

        Audit Fees.    The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of our annual consolidated financial statements and quarterly review of our financial statements for the fiscal year ended December 31, 2002, and for the three-month transition period ended March 31, 2003, were $537,000 and $335,000, respectively.

        Financial Information System Design and Implementation Fees.    Deloitte & Touche LLP did not provide any services or bill any fees to us in connection with information technology services relating to financial information systems designing and implementation for the fiscal year ended December 31, 2002 or for the three-month transition period ended March 31, 2003.

        All Other Fees.    The aggregate fees billed by Deloitte & Touche LLP for services rendered to us, other than the services described above under "Audit Fees" and "Financial Information System Design and Implementation Fees" for the fiscal year ended December 31, 2002, and for the three-month transition period ended March 31, 2003, were $1,044,000 and $86,000, respectively. These fees for the fiscal year ended December 31, 2002 include $15,500 for audit-related services, including, among other items, statutory, benefit plan and distributor audits, and services related to filings made with the Securities and Exchange Commission, as well as certain services relating to periodic reports at international locations, and $1,028,000 and $86,000 for other services, including, among other items, tax services and tax planning for the fiscal year ended December 31, 2002, and for the three-month transition period ended March 31, 2003, respectively.

        The Audit Committee of our Board of Directors made a determination that the fees paid to Deloitte & Touche LLP for services in the categories of "Financial Information System Design and Implementation Fees" and "All Other Fees" described above are compatible with maintaining the independence of Deloitte & Touche LLP.

Vote Necessary to Ratify the Appointment of Deloitte & Touche LLP
as our Independent Auditors

        The affirmative vote of holders of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy and entitled to vote will be necessary for the stockholders to ratify the appointment of Deloitte & Touche LLP as our independent auditors.

The Board of Directors unanimously recommends a vote FOR Proposal Number 2.
Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR Proposal Number 2.

Report of the Audit Committee

        The information contained in this Audit Committee Report shall not be deemed to be "soliciting material" or "filed" or "incorporated by reference" in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

        This report was prepared by the Audit Committee of the Board of Directors. The following report concerns the Audit Committee's activities regarding oversight of the Company's financial reporting and auditing process. The current members of the Audit Committee are Messrs. Ballard, Burstein and Whims.

        The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The NASDAQ Stock Market, and it operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee reviews and assesses the adequacy of its charter on an annual basis.

        The Committee has reviewed and discussed the consolidated financial statements with the Company's management. The Committee has discussed and reviewed with Deloitte & Touche LLP all communications required by generally accepted auditing standards, including the matters required to be discussed by the Statement on Auditing Standards No. 61. The Committee discussed and reviewed the results of Deloitte & Touche LLP's examination of the Company's financial statements.

        Deloitte & Touche LLP also provided the Committee with the written disclosures required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Committee discussed with Deloitte & Touche LLP any relationships that may impact their objectivity and independence and satisfied itself as to the auditor's independence.

        The Committee also discussed with management and Deloitte & Touche LLP the quality and adequacy of the Company's internal controls. The Committee reviewed with Deloitte & Touche LLP their audit plan, audit scope and identification of audit risks.

        The Committee oversees the activities of the internal audit department, which was established in 2002. The Committee consults with the internal auditor concerning the proposed audit plans and reviews all reports prepared by internal audit. The Committee also reviews the appointment, compensation and replacement of the Director of Internal Audit.

        Following the Committee's discussions with management and Deloitte & Touche LLP, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2002 and for the transition period ended March 31, 2003. The Committee also recommended the reappointment of Deloitte & Touche LLP as the Company's independent auditors, subject to stockholder approval, and the Board of Directors concurred in such recommendation.

    Audit Committee:

    Lawrence Burstein
    L. Gregory Ballard
    James Whims

Proposal Number 3
Approval of the Amendment of Our 1997 Stock Option Plan
to Increase the Number of Shares Available for Issuance
and to Authorize the Grant of PARS

Background and Proposal

        The Board of Directors is proposing for stockholder approval an amendment of our 1997 Stock Option Plan to: (i) increase the authorized number of shares of common stock available for issuance under such plan from 10,537,500 to 14,537,500 shares; and (ii) authorize the grant of Performance Accelerated Restricted Stock under such plan. Our 1997 Stock Option Plan was adopted by the Board of Directors in March 1997 and approved by the stockholders of the Company in June 1997 and it has thereafter been amended pursuant to stockholder approval on various occasions. The purposes of the 1997 Stock Option Plan are to provide our directors, officers and key employees with an opportunity to acquire an equity interest in the Company as a long-term incentive for them to remain in our service and to align those individuals' interests with those of our stockholders. The Board of Directors believes that stock compensation is a significant factor in the ability of the Company and its subsidiaries to attract and retain the services of key individuals who are critical to the Company's long-range growth and success.

Amendment to Increase the Number of Shares Available for Issuance

        Currently, the number of shares of our common stock reserved for issuance under our 1997 Stock Option Plan is 10,537,500. As of June 13, 2003: (i) a total of 761 persons had been granted options under our 1997 Stock Option Plan, (ii) 3,688,656 shares of our common stock had been issued and sold by us pursuant to the exercise of such options, and (iii) options to purchase an aggregate of 5,240,234 shares of our common stock were outstanding at a weighted average price of $21.60 per share.

        As a result of the options granted, 1,608,610 shares of our common stock remain available for additional grants under our 1997 Stock Option Plan as of June 13, 2003. The Compensation Committee of our Board of Directors expects to continue to grant options in the ordinary course of business and in connection with acquisitions to attract, retain and motivate directors, officers and key employees in a competitive environment it deems such issuances appropriate. The Board of Directors believes that an increase in the number of shares of common stock authorized for issuance under our 1997 Stock Option Plan to 14,537,500 shares is necessary to facilitate our growth and for us to continue to benefit from our 1997 Stock Option Plan.

Amendment to Authorize the Grant of Performance Accelerated Restricted Stock

        Currently, the Compensation Committee as the administrator of the 1997 Stock Option Plan, has the authority to grant options to purchase shares of our common stock to any one or more participants. To more effectively attract and/or retain members of our Board of Directors, officers and senior management members, the Board of Directors believes that the Compensation Committee should be able to grant Performance Accelerated Restricted Stock ("PARS") in addition to stock options. The Board has therefore amended and restated the 1997 Stock Option Plan, subject to stockholder approval, to authorize the grant of PARS, provided that the cumulative amount of shares of our common stock subject to awards of PARS does not exceed 2,907,500, which is twenty percent (20%) of the number of shares reserved for issuance under our 1997 Stock Option Plan as proposed to be amended.

Effect of the Proposed Amendment to the 1997 Stock Option Plan

        As of June 13, 2003, as a result of the options granted under our 1997 Stock Option Plan, 1,608,610 shares of our common stock remain out of 10,537,500 shares reserved for issuance under such plan. If this proposal is approved, the number of shares of common stock available for issuance under our 1997 Stock Option Plan would increase to 5,608,610 shares out of an authorized 14,537,500 shares.

        In addition, as amended, the 1997 Stock Option Plan would authorize awards of PARS to members of our Board of Directors, eligible officers, and eligible senior level employees. The shares granted are "restricted" in that they are subject to a substantial risk of forfeiture and may not be sold or transferred by the holder until they "vest." The vesting of PARS will be subject to acceleration upon achievement of certain pre-determined performance goals. Such performance goals are described more specifically below and would be determined and set by the Compensation Committee, at its discretion. Once an award of PARS has vested, the shares become "unrestricted" and may be freely sold or transferred.

        If the proposed amendment of the 1997 Stock Option Plan is not approved at the Annual Meeting, the 1997 Stock Option Plan will continue in effect in its present form. The amount of compensation that will accrue to our directors, executive officers and other employees pursuant to the 1997 Stock Option Plan, if the proposed amendment is approved at the Annual Meeting, cannot be determined at this time.

Terms of PARS

        Number of Shares.    The Compensation Committee will determine the number of shares of common stock that will be subject to each individual award of PARS. However, the cumulative amount of shares of our common stock under such plan subject to such awards will not exceed 2,907,500, which is twenty percent (20%) of the number of shares reserved for issuance under our 1997 Stock Option Plan as proposed to be amended.

        Eligible Participants.    The Compensation Committee will be authorized to grant PARS to the members of our Board of Directors, our officers that are at or above the level of Vice-President, our General Managers, Studio Heads and Managing Directors. The number of eligible participants is approximately 35.

        Restriction Period.    The period of restriction is the period of time during which the shares of common stock subject to an award of PARS are subject to a substantial risk of forfeiture and the transfer of such shares is limited.

        Performance Measures.    The Compensation Committee will, in its discretion, establish the performance measures and targets, which must be achieved prior to the accelerated vesting of PARS. The performance measure(s) to be used for purposes of PARS shall be chosen from among the following business criteria, or such other business criteria as the Compensation Committee deems appropriate:

    •
    earnings before interest, taxes, depreciation and amortization ("EBITDA");

    •
    consolidated pre-tax earnings;

    •
    revenues;

    •
    net earnings;

    •
    operating income;

    •
    earnings before interest and taxes;

    •
    cash flow measures;

    •
    return on equity;

    •
    return on net assets employed;

    •
    earnings per share;

    •
    net income excluding special or non-recurring items;

    •
    total shareholder return; and

    •
    operating margin.

        Ability to Adjust Performance Measures.    The Compensation Committee may, in its discretion and without stockholder approval, change the performance measures set forth above and establish, on a grant-by-grant basis, the performance targets applicable to such performance measures.

        Voting Rights.    Except as otherwise provided in an agreement relating to an award of PARS, the holder of PARS shall have full voting rights with respect to the shares of common stock subject to such PARS during the period of restriction.

        Dividends and Other Distributions.    Except as otherwise provided in an agreement relating to a an award of PARS, during the period of restriction, the holder of PARS shall be credited with any cash dividends paid with respect to the underlying shares of common stock subject to such PARS. However, the Compensation Committee may apply any restrictions to the dividends that the Compensation Committee deems appropriate.

        Termination of Employment.    Except to the extent otherwise set forth in an Agreement relating to an award of PARS, if a PARS recipient's employment or service as a director is terminated due to such recipient's disability or death or the PARS recipient's employment or service as a director is involuntarily terminated by the Company without "Cause" (as defined in the 1997 Stock Option Plan), the period of restriction shall terminate on the date of termination of employment or service, and any applicable performance measures shall be computed through such date. If a PARS recipient's employment or service as a director with the Company is terminated for any other reason, the portion of such PARS which is subject to an unexpired period of restriction on the date of such termination shall be forfeited to and canceled by the Company.

        Federal Income Tax Consequences of PARS.    A person who has been granted PARS will not recognize taxable income on the date of grant and we will not be entitled to a deduction at that time, unless such award recipient makes an election to be taxed at the time such PARS is granted. If such election is not made, when the PARS vests (that is, as restrictions lapse) the holder will recognize ordinary income in an amount equal to the fair market value of the vested shares at such time less any cash consideration which the holder paid for the shares, and we will be entitled to a corresponding deduction, except to the extent the Code limits the deduction of certain compensation in excess of $1 million under Section 162(m) of the Code. Any gain or loss realized upon the sale or exchange of shares following the lapse of the restrictions thereon will be treated as long-term or short-term capital gain or loss. A holder's basis for these shares will be the amount recognized as taxable compensation plus any cash consideration which the holder paid for the shares. The holding period for the shares will begin on the date the holder recognizes taxable compensation with respect to the shares. In addition, a participant receiving dividends with respect to shares subject to a restricted stock award for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation (subject to income tax withholding for employees), rather than dividend income, in an amount equal to the dividends paid and we will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) applies.

        Compliance with Section 162(m).    Section 162(m) of the Code denies an income tax deduction for certain compensation in excess of $1 million per year paid by a publicly traded corporation to the Chief Executive Officer or any of the four most highly compensated executive officers other than the Chief Executive Officer. "Qualified performance-based compensation," as defined in section 162(m), is excluded from this deductibility limit. Compensation realized with respect to stock options awarded under the 1997 Stock Option Plan, including upon exercise of a non-qualified stock option or upon a disqualifying disposition of an incentive stock option, as described below, qualifies as "qualified performance-based compensation" for purposes of this exclusion. However, compensation realized in connection with an award of PARS under the 1997 Stock Option Plan will not qualify as "qualified performance-based compensation," and so will be subject to the $1 million per year deduction limit of section 162(m) of the Code.

Summary of Additional Terms of our 1997 Stock Option Plan

        The principal provisions of our 1997 Stock Option Plan as proposed to be amended are summarized above under "Terms of PARS" and below. This summary is in all respects qualified by the provisions of the 1997 Stock Option Plan itself which is attached hereto as Appendix B.

        Administration.    The 1997 Stock Option Plan is administered by our Board of Directors or, if the Board of Directors so elects, by a committee (the "Committee") designated by the Board of Directors consisting of two or more directors. Each member of the Committee must be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and if the Board of Directors wishes to qualify eligible awards under the 1997 Stock Option Plan as qualified performance-based compensation under Section 162(m) of the Code, an "outside director" within the meaning of Section 162(m) of the Code. As used herein, the term "Committee" means the Board of Directors if no such committee is designated, and means such stock option committee during such times as it is so designated. Currently the 1997 Stock Option Plan is administered by the Compensation Committee as described above under the caption "Compensation Committee."

        The Committee selects eligible persons for participation in the 1997 Stock Option Plan and determines the type of awards and the number of shares of common stock subject to each award granted, the exercise price of each option award, the time and conditions of vesting or exercisability of each award and all other terms and conditions of each award, including the form of the written award agreement between the Company and the recipient that evidences each award and sets forth the terms and conditions of such award. The Committee interprets the 1997 Stock Option Plan and the application thereof, establishes such rules and regulations it deems necessary or desirable for the administration of the 1997 Stock Option Plan and may impose, incidental to the grant of an award, conditions with respect to the grant, such as limiting competitive employment or other activities. The Committee may, subject to the requirements imposed under Section 162(m) of the Code in the case of an award intended to be qualified performance-based compensation, take action such that any or all outstanding awards shall become vested or exercisable in part or in full.

        The Committee may delegate some or all of its power and authority to our Chief Executive Officer or our other executive officers as the Committee deems appropriate. However, the Committee may not delegate its power and authority with regard to the selection for participation in the 1997 Stock Option Plan of an executive officer or other person subject to Section 16 of the Securities Exchange Act of 1934, as amended, or decisions concerning the timing, pricing or amount of an option grant to such an executive officer or other person.

        Available Shares.    Under the 1997 Stock Option Plan, as amended, 10,537,500 shares of common stock are available for award grants, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change or event, or any distribution to stockholders other than a regular cash dividend. The number of available shares will be reduced by the sum of the aggregate number of shares of common stock which become subject to outstanding awards. To the extent that shares of common stock subject to an outstanding award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award, then such shares of common stock will again be available under the 1997 Stock Option Plan. The maximum number of shares of common stock with respect to which new grants of options may be made during any calendar year to any person is 450,000 (adjusted from 300,000 in accordance with the terms of the 1997 Stock Option Plan to reflect our 50% stock dividend distributed on or about April 9, 2002), subject to further adjustment as described above.

        Effect of Certain Transactions.    In the event that we enter into an agreement to dispose of all or substantially all of our assets, to consummate a merger or consolidation in which we are not the surviving or resulting corporation, the Committee must provide, at its election, for one or more of the following: (i) for each outstanding award, whether or not then vested or exercisable, to be replaced with a comparable award with respect to shares of capital stock of a successor or purchasing corporation or a parent thereof, or (ii) for each outstanding award, whether or not then vested or exercisable, to be assumed by a successor or purchasing corporation or a parent thereof on the same terms and subject to the same conditions, or (iii) for each outstanding award, whether or not then vested or exercisable, to become vested or exercisable during such period prior to the scheduled consummation of such transaction as may be specified by the Committee.

        Effective Date, Termination and Amendment.    The 1997 Stock Option Plan became effective as of March 28, 1997 and will terminate ten years thereafter unless terminated earlier by the Board of Directors. Termination of the 1997 Stock Option Plan will not affect the terms or conditions of any option granted prior to termination. The Board of Directors may amend the 1997 Stock Option Plan, as it shall deem advisable, subject to stockholder approval in certain circumstances. No amendment may be made without stockholder approval if the amendment would increase the maximum number of shares of common stock available under the 1997 Stock Option Plan or extend the term of the 1997 Stock Option Plan. No option issued under the 1997 Stock Option Plan may be repriced or regranted at a lower exercise price or replaced by an option with a lower exercise price, without prior stockholder approval except as a result of an adjustment in the event of any stock split, stock dividend or similar change in capitalization.

        Non-Qualified Stock Options.    The exercise price of each non-qualified stock option may not be less than 100% of the fair market value of the common stock on the date the option is granted. The maximum term of each non-qualified stock option is five years after the date of the grant.

        Incentive Stock Options.    The exercise price of each incentive stock option may not be less than 100% of the fair market value of the common stock on the date the option is granted; however, if the recipient of the incentive stock option owns greater than ten percent of the voting power of all shares of capital stock of the Company or any subsidiary of the Company, the exercise price will be the price required by the Internal Revenue Code, which is currently 110% of the fair market value of the common stock on the date the option is granted. The maximum term of each incentive stock option is five years after the date of the grant.

        Effect of Termination of Employment on Options.    Upon termination of an option recipient's employment with us by reason of the option recipient's death or permanent and total disability, each option then held by that option recipient will be exercisable to the extent that the option is exercisable on the effective date of such termination, for a period of no more than one year after the date of such termination, but in no event after the expiration date of such option. In the event of an option recipient's termination by the Company for "Cause," each stock option held by such recipient shall terminate on the date of termination. "Cause" is defined in the 1997 Stock Option Plan as (i) an award recipient's willful and continued failure to substantially perform his or her duties with us, or (ii) the award recipient's willful engagement in conduct which is demonstrably injurious to us or any of our subsidiaries, monetarily or otherwise, including conduct that, in our reasonable judgment, does not conform to the standard of our executives, any act of dishonesty, commission of a felony or a significant violation of any statutory or common law duty of loyalty to us. Or if the award recipient is subject to a written employment agreement with us, "Cause" has the meaning ascribed thereto in such agreement but shall not include termination by reason of an award recipient's total disability notwithstanding any language to the contrary in such employment agreement. In the event of an option recipient's voluntary termination of employment or if we terminate an option recipient without "Cause," each option then held by that option recipient will be exercisable to the extent that the option is exercisable on the effective date of such termination for a period of no more than 90 days after such termination, but in no event after the expiration date of such option. If an option recipient dies during the applicable one-year or 90 day period following such termination, each option will be exercisable only to the extent that such option was exercisable on the date of the holder's death, and may thereafter be exercised for a period of no more than one year from the date of death, but in no event after the expiration of such option.

        Director Options.    In January, April, July and October of each year, each director who is not our employee is granted an option to purchase 5,625 (adjusted from 3,750 in accordance with the terms of the 1997 Stock Option Plan to reflect our 50% stock dividend distributed on or about April 9, 2002) shares of common stock at an exercise price per share equal to the fair market value of the common stock on the date of the grant of such option. Such options are fully exercisable on and after their date of grant and expire five years thereafter.

        If a director ceases to be a director by reason of death or permanent and total disability, each option then held by the director will be exercisable to the extent that the option is exercisable on the effective date of such cessation for a period of no more than one year after such date, but in no event after the expiration date of such option. In the event a director is removed from the Board of Directors for "Cause," each option held by such non-employee director shall terminate on the date of such removal from the Board of Directors. If a director is removed from the Board of Directors without "Cause," or voluntarily leaves the Board of Directors, each option then held by the director will be exercisable to the extent that the option is exercisable on the effective date of such removal or departure for a period of no more than 90 days after such removal or departure, but in no event after the expiration of such option. In the event a director dies during the applicable one-year or three-month period following cessation of his directorship, then each option may be exercised for a period of no more than one year from the date of death, but in no event after the expiration of such option.

        Federal Income Tax Consequences of Option Grants.    The following is a brief overview of the U.S. federal income tax consequences generally arising with respect to options granted under the 1997 Stock Option Plan.

        A participant receiving a non-qualified stock option under the 1997 Stock Option Plan will not recognize taxable income upon the grant of the option, but will recognize taxable compensation at the time of exercise in the amount of the difference between the purchase price and the fair market value of the shares of common stock purchased on the date of exercise. At that time, the Company will be entitled to a deduction as compensation expense in an amount equal to the amount taxable to the participant as income.

        A participant receiving an incentive stock option will not recognize income at the time of grant or (except for purposes of the alternative minimum tax) exercise of the option, but will recognize income or loss upon disposition of the shares, which may be ordinary income or capital gain (or loss) depending on the length of time the shares have been held. The Company will not be entitled to any deduction with respect to the grant or exercise of a participant's incentive stock option. However, if the participant disposes of the shares acquired pursuant to the exercise of the option before the later of two years from the date of grant of the option and one year from the date of exercise, the Company will be entitled to a deduction as compensation expense in an amount equal to the amount taxable to the participant as ordinary income and not capital gain.

Vote Necessary to Approve Proposal Number 3

        The affirmative vote of holders of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy and entitled to vote will be necessary for the stockholders to approve the amendments to our 1997 Stock Option Plan.

        The Board of Directors unanimously recommends a vote FOR Proposal Number 3. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR Proposal Number 3.

Proposal Number 4
Approval of the Option Exchange Program

Introduction

        The Board of Directors has unanimously adopted, subject to stockholder approval, amendments to our two equity compensation plans, the 1997 Stock Option Plan and the Nonexecutive Employee Stock Option Plan (referred to herein collectively as the "Stock Option Plans"), to authorize an Option Exchange Program. Under the Option Exchange Program, eligible employees, excluding all of our executive officers and directors, would be offered a one-time opportunity to exchange certain "out-of-the-money" stock options to purchase shares of common stock at an exercise price equal to or greater than $27.00 per share for an option to purchase a lesser number of shares of common stock at a new exercise price per share. The new options would be granted at least six months and one day following the cancellation of the current options and would have an exercise price per share equal to the closing price of our common stock on the Nasdaq Stock Market on such grant date.

        The Board of Directors believes that the Option Exchange Program is in the best interests of stockholders because it is intended to restore the important incentive and compensatory functions of the stock options outstanding under our Stock Option Plans. We regard these stock options as critical to retaining and motivating our employees who are key to our long-term success. The Option Exchange Program also includes the following features which the Board of Directors believes further benefit stockholders:

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  the total number of shares of our common stock underlying options will be reduced as a result of the exchange ratios described below;

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  the offer will be limited to options to purchase shares of our common stock that are significantly "out-of-the-money";

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  there will be no charge to earnings as a result of the Option Exchange Program based on current accounting rules; and

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  by conducting this Option Exchange Program rather than granting new options to purchase shares to supplement options that are out-of-the-money, we will avoid additional dilution to stockholders.

Reasons for the Option Exchange Program

        The Board of Directors believes that stock options are a critical part of employee compensation. By providing the opportunity to participate in the appreciation of the value of our Company, stock options encourage employees to act as owners, which helps align their interests with stockholders. However, the incentive value and compensatory function of many of our outstanding stock options has declined significantly as the price of our shares has declined. Like many other companies in our industry, the price of our common stock declined during the overall stock market downturn. As a result, many of the outstanding options under our Stock Option Plans, all of which were granted with an exercise price per share equal to the market value of a share of our common stock at the time of grant, are "out-of-the-money," meaning they have exercise prices significantly higher than the current market price of our common stock. The closing price of our common stock on June 13, 2003 was $17.14 per share. Approximately 59% of all our outstanding options to purchase shares of common stock as of June 13, 2003 (excluding options held by our executive officers and directors) are out-of-the-money based on this closing price. The weighted average exercise price per share for all options outstanding as of June 13, 2003 (excluding options held by our executive officers and directors) was $20.64.

        We believe that this means that many of our stock options no longer are effective to motivate and retain employees. The Option Exchange Program is intended to offer a "fresh start" and motivate our employees who are a key asset of our Company. By providing the Option Exchange Program, we intend to maximize stockholder value by creating better performance and retention incentives for our employees, improving employee morale and providing a proper incentive to our employees by realigning our compensation programs to more closely reflect current market and economic conditions. By offering to exchange out-of-the-money stock options for new options to purchase fewer shares that have an exercise price equal to the market value of the stock on the new grant date we will restore to our employees a stake in our continued progress.

        Stockholder approval of the proposed amendments to authorize the Option Exchange Program is required under the 1997 Stock Option Plan. There is no requirement under current laws, regulations or the terms of the Nonexecutive Employee Stock Option Plan to obtain stockholder approval for the Option Exchange Program. However, even though stockholder approval is not currently required for the Option Exchange Program under the Nonexecutive Employee Stock Option Plan, we are seeking stockholder approval of the amendments to such plan along with the approval of the amendments to the 1997 Stock Option Plan. If the stockholders do not approve the Option Exchange Program for both Stock Option Plans, we will not proceed with it.

Information about Outstanding Options

        As of June 13, 2003, we had:

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  options outstanding to purchase 5,240,234 shares of common stock under our 1997 Stock Option Plan, and 1,608,610 shares that remain available for grant under such plan; and

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  options outstanding to purchase 1,749,286 shares of common stock under our Nonexecutive Employee Stock Option Plan, and 63,113 shares that remain available for grant under such plan; and

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  options outstanding to purchase 377,369 shares of our common stock granted outside of our stock option plans.

        For information about our 1997 Stock Option Plan as proposed to be amended, please see Proposal Number 3 above.

Option Exchange Program

        The amendments to the Stock Option Plans authorize us to establish an Option Exchange Program under our 1997 Stock Option Plan and our Nonexecutive Employee Stock Option Plan. A summary of the amendments and the Option Exchange Program follows.

        Grant of New Options.    Under the Option Exchange Program, eligible employees would have a one-time opportunity to exchange their current stock options to purchase shares of our common stock at an exercise price of $27.00 or more for a new option to purchase a fewer number of shares of common stock at a new exercise price. The new options would be granted under the same plan under which the exchanged options were originally granted. Participation in the program is voluntary.

        Exercise Price.    The exercise price of new options would be the closing price of a share of our common stock on the Nasdaq Stock Market on the grant date of the new options. For accounting reasons, the grants of new options would occur no earlier than six months and one day following the date of the cancellation of the surrendered options.

        Eligible Participants.    The Option Exchange Program will be available to all of our full-time and part-time employees who currently hold options under our Stock Option Plans, excluding our executive officers (5 individuals) and our directors. To be eligible, an eligible participant must be employed by us at the time any offer to exchange commences. In addition, an eligible participant who surrenders his/her eligible options for exchange must also be an employee on the date any new options are granted in order to receive the new options. The number of eligible participants is approximately 357.

        Eligible Options.    We will only offer to exchange options to purchase shares of common stock (whether or not vested) that have an exercise price that is equal to or greater than $27.00 per share. In addition, only options granted under the Stock Option Plans will be eligible. Options that the Company assumed as a result of merger and acquisition transactions and any other options that were granted outside the Stock Option Plans will not be eligible.

        Number of New Options; Exchange Ratio.    Our objective is to set the aggregate value of the new stock options approximately equivalent to the aggregate value of the outstanding stock options eligible for exchange. The number of shares underlying a stock option that an eligible employee would surrender for cancellation in exchange for the grant of a new option to purchase one share of common stock is known as the exchange ratio. We worked with an independent third-party expert consultant on stock plans and shareholder proposals to estimate the option values and set the exchange ratios for the issuance of new options to purchase shares of common stock. Option values were established using the Black-Scholes stock option valuation model and the exchange ratios were based on these option values. The Black-Scholes model is a common method used for estimating the value of a stock option.

        This valuation of the aggregate new options and current options was made and the exchange ratios were set as of June 13, 2003. Subsequent changes in our common stock price may affect this valuation, but the exchange ratios will not be altered.

        Participants in the exchange program would receive a new stock option to purchase a fewer number of shares of common stock for the surrender of a current stock option, with the actual exchange ratio depending on the exercise price of the current options being surrendered for cancellation. Our purpose in designing the program this way is to provide retention and performance incentives for eligible employees while avoiding the dilution to stockholders that would result if employees exchanged all outstanding stock options for new options to purchase the same amount of shares.

        The following table shows the specific number of shares that a current stock option may purchase, by exercise price, that a participant would have to surrender to receive a new option to purchase one share of common stock.

Exercise Price	Exchange Ratio (Surrendered to New)
$27.00 to $33.00	1.5-for-1
$33.01 and above	1.75-for-1

        The application of these exchange ratios means, for instance, that an eligible employee would receive a new stock option to purchase one share of common stock upon surrender of a current stock option to purchase one and one-half shares of common stock at an exercise price of $27.00 per share. Fractional options would be rounded up to the nearest whole option.

        Options may be exchanged at an employee's discretion on a grant-by-grant basis, meaning that the employee must surrender either all or none of the options granted on the same date with the same exercise price.

        Vesting and Expiration of New Options.    One-hundred percent (100%) of the new options will vest six months after the date of grant. The term of an option is the length of time during which it may be exercised. Each new option will have a term equal to the remaining term of the surrendered option on the date of its cancellation.

        Effect on Other Stock Option Grants.    If an eligible optionee surrenders any eligible options for cancellation under the Option Exchange Program, then he or she must also surrender for cancellation any eligible options granted on or before the date that is six months prior to the commencement of the offer to exchange having a lower exercise price than the option with the highest exercise price surrendered by the optionee. No new options to may be granted to any participant in the Option Exchange Program until at least six months and one day after the cancellation date of the options surrendered in the Option Exchange Program.

        Other Terms & Conditions of New Options.    The other terms and conditions of the new options will be set forth in an option agreement to be entered into as of the new grant date, and will be governed by our 1997 Stock Option Plan or our Nonexecutive Employee Stock Option Plan, whichever was applicable to the options that were surrendered in exchange for the new options. The shares of common stock for which the new options will be exercisable already have been registered, or will be registered, with the SEC as part of our 1997 Stock Option Plan and our Nonexecutive Employee Stock Option Plan.

        Available Option Pool in Stock Option Plans.    Shares subject to outstanding options under each such Plan that are canceled in the Option Exchange Program would become available for future grant under each such Plan, as applicable.

        Accounting Consequences.    We have structured the Option Exchange Program in a manner that we believe will not result in any compensation expense for financial reporting purposes under current U.S. generally accepted accounting principles. However, accounting standards in this area may change prior to the commencement of the Option Exchange Program or the issuance of new options. Accordingly, we may not realize the intended accounting treatment or we may have to modify the Option Exchange Program as necessary to ensure the same accounting treatment or terminate the Option Exchange Program if the desired accounting treatment cannot be obtained.

        Federal Income Tax Consequences With Respect To The Exchange Of Options.    The exchange of options should be treated as a non-taxable exchange effected by the cancellation of existing stock options and the granting of new stock options, and no income should be recognized for U.S. federal income tax purposes by us or our employees upon the cancellation of the existing options or the grant of the new options. New options granted under the 1997 Stock Option Plan may be either nonstatutory stock options under U.S. federal income tax laws or incentive stock options as determined by the Board of Directors. All new options granted under the Nonexecutive Employee Stock Option Plan shall be nonstatutory stock options The tax consequences for non-U.S. employees may differ from the U.S. federal income tax consequences.

        Possible Modifications to the Proposed Option Exchange Program.    The terms of the Option Exchange Program will be described in a Tender Offer Statement on Schedule TO that will be filed with the Securities Exchange Commission. Although we do not anticipate that the SEC would require us to modify the terms materially, it is possible that we will need to alter the terms of the Option Exchange Program to comply with SEC comments. In addition, it is possible that we may need to make modifications to comply with local requirements, or for tax or accounting reasons.

        How the Option Exchange Program will Benefit Employees and Officers.    Because the decision whether to participate in the Option Exchange Program is completely voluntary, we are not able to predict who will participate, how many options any particular group of employees will elect to exchange, or the number of new options that we may grant. As noted above, however, our executive officers and members of our Board of Directors are not eligible to participate in the Option Exchange

Program. The following table indicates the maximum number of shares of stock underlying existing options that would be cancelled and the maximum number of shares of stock underlying new options that would be granted at the exchange ratio assuming that the Option Exchange Program occurred on June 13, 2003 and all of our eligible employees elected to participate in the exchange program.

		Maximum # of Shares of Stock Underlying Existing Options that may be Cancelled	Maximum # of Shares of Stock Underlying New Options that may be Granted
All Eligible Employees (other	Exercise Price $27.00 to $33.00	703,031	468,705
than Officers) as a Group	Exercise Price $33.01 and above	509,361	291,110
All Eligible Officers (Other	Exercise Price $27.00 to $33.00	348,746	232,501
than Executive Officers) as a Group	Exercise Price $33.01 and above	15,000	8,573

        How the Option Exchange Program will Affect Your Rights as a Stockholder.    We are not able to predict the impact the Option Exchange Program will have on your rights as a stockholder because we are unable to predict how many option holders will exchange their options or what the future market price of our stock will be at the time of the new grant. The Option Exchange Program was designed to be value neutral to stockholders based on a Black-Scholes valuation analysis and to avoid the dilution in ownership that normally results from supplemental grants of new options. There is a risk that employees will not view the Option Exchange Program as a sufficient incentive to motivate and retain them as employees. In addition, as with any options, as additional shares of our common stock are issued upon option exercises, existing stockholders will be proportionately diluted.

        Additional Information for Eligible Employees.    If stockholders approve the amendments and an Option Exchange Program commences, we will provide additional materials to eligible employees regarding the Option Exchange Program, including information regarding its risks, mechanics and timing. The Option Exchange Program would not commence before October 2003. Eligible employees should read the additional materials received at that time because they will contain important information about the Option Exchange Program. As discussed above, in accordance with applicable law, these materials would be filed with the Securities and Exchange Commission and they would be available for free from its website, www.sec.gov. The materials would also be available from our website at thq.com. Eligible employees would have at least 20 calendar days to decide whether to participate in the Option Exchange Program.

Summary of Stock Plans

1997 Stock Option Plan

        A summary of the principal provisions of the 1997 Stock Option Plan is set forth above in Proposal Number 3. The 1997 Stock Option Plan is attached hereto as Appendix B.

Nonexecutive Employee Stock Option Plan

        The principal provisions of our Nonexecutive Employee Stock Option Plan (the "NEEP") are summarized below. This summary is in all respects qualified by the provisions of the Nonexecutive Employee Stock Option Plan itself which is attached hereto as Appendix C.

        Purpose.    The purposes of the NEEP are (i) to align the interests of our stockholders and our eligible employees by increasing the proprietary interests of such employees in our growth and success, (ii) to advance our interests by attracting and retaining employees, and (iii) to motivate our eligible employees to act in the long-term best interests of our stockholders.

        Adoption; Amendment and Termination.    The NEEP was adopted by our Board of Directors effective as of June 8, 2000. Generally, the Board may amend the NEEP as it deems advisable, unless shareholder approval is required by applicable law, rule or regulation. However, no amendment may impair the rights of a holder of an outstanding option without the consent of such holder. The NEEP terminates on June 8, 2010 (10 years after the NEEP's original effective date), but may be terminated earlier by the Board. Termination of the NEEP will not affect the terms or conditions of any option granted under the NEEP prior to such termination.

        Administration.    The NEEP is administered either by our Board or by a committee of our Board or by one or more or our executive officers, as our Board deems appropriate. At this time, the NEEP is administered by the Compensation Committee of our Board. Subject to the terms of the NEEP, the Compensation Committee has the authority to select eligible employees who will receive options and determine all of the terms and conditions of each option. Each option is evidenced by a written agreement containing such provisions not inconsistent with the NEEP as the Compensation Committee shall approve; such agreements need not be identical. The Board may accelerate the exercisability of any or all outstanding options. The Compensation Committee has authority to establish rules and regulations for administering the NEEP and to decide questions of construction, interpretation or application of any provision of the NEEP.

        Available Shares.    The number of shares of our common stock available for issuance under the NEEP is 2,142,000, reduced by the sum of the aggregate number of shares, which are subject to outstanding options under the NEEP. No more than 20% of such maximum number of shares shall be available for awards to our employees who are corporate officers, but not executive officers, and no more than 15% of such maximum number of shares shall be available for awards to employees who are officers, but not corporate officers, or general managers of one of our subsidiaries or divisions. The maximum number of shares available under the NEEP is subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar event or change in our capitalization, or any distribution to holders of shares other than a regular cash dividend. To the extent that shares subject to an outstanding option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such option, such shares will again be available under the NEEP. Shares delivered under the NEEP will be made available from (i) authorized and previously unissued shares, (ii) authorized and issued shares that we reacquired and held as treasury shares or otherwise, or (iii) a combination of the shares described in clauses (i) and (ii).

        Eligible Participants.    Participation in the NEEP is limited to the employees (including employees of our subsidiaries) that the Compensation Committee, in its sole discretion, selects from time to time; provided, however, that none of our executive officers shall be eligible to participate in the NEEP. None of our employees has any right to participate in the NEEP. The Compensation Committee's selection of an employee to participate in the NEEP at any time does not require the Compensation Committee to select such employee to participate in the NEEP at any other time.

        Exercise of Options.    An option may be exercised only with respect to a whole number of shares. An option may be exercised (i) by giving written notice to us specifying the number of whole shares to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to our satisfaction) either (A) in cash, (B) by delivery of previously owned whole shares of our common stock (that the optionee has held for at least six months prior to the delivery of such shares or that the optionee purchased on the open market and for which the optionee has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to us to whom the optionee has submitted an irrevocable notice of exercise, or (D) a combination of the methods described in clauses (A), (B) and (C), in each case to the extent set forth in the written agreement relating to such option; and (ii) by executing such documents as we may reasonably request. We have the sole discretion to disapprove of an election pursuant to any of the methods described in clauses (B) through (D). Any fraction of a share that would be required to pay such purchase price will be disregarded and the remaining amount due must be paid in cash by the optionee. No certificate representing a share will be delivered until the full purchase price therefor has been paid. For a summary of the federal income tax consequences of the exercise of options, see "Certain Federal Income Tax Consequences" below.

        Non-Qualified Stock Options.    All options granted under the NEEP shall be "non-qualified" stock options. A "non-qualified" stock option is a stock option that is not an "incentive stock option" under Section 422 of the Internal Revenue Code.

        Terms of Options.    The number of shares subject to an option, the exercise price of such option (which may not be less than the fair market value of a share on the date of grant of such option or, in the case of a newly-hired employee, on the first day of employment) and the period during which an option may be exercised will be determined by the Compensation Committee. The exercisability of all or a portion of an option may be conditioned upon the satisfaction or meeting of specified performance measures.

        Effect of Termination of Employment, Death or Disability on Options.    Unless otherwise specified in the written agreement relating to an option:

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  If the employment of the holder of an option (the "optionee") is terminated by reason of death or disability (as defined in the NEEP), each option held by such optionee will be exercisable only to the extent that the option was exercisable on the effective date of the termination or the date of death and thereafter may be exercised by the optionee (or the optionee's executor, administrator, legal representative, beneficiary or similar person) until the first to occur of (a) the date that is one year after the effective date of the optionee's termination of employment or date of death and (b) the date on which the option expires;

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  If we terminate an optionee's employment for Cause, each option held by such optionee, whether or not then exercisable, will terminate automatically on the date of such termination. "Cause" is defined in the NEEP to mean the occurrence of any of the following, as determined by the Compensation Committee: (i) the failure, neglect or refusal of an optionee to perform his or her regularly assigned employment duties (including, without limitation, the optionee's inability to perform such duties as a result of alcohol or drug use, chronic alcoholism or drug addiction), (ii) any willful, intentional or grossly negligent act by an optionee having the effect of materially injuring the interest, business or reputation of us, or any of our parents, subsidiaries or affiliates or any division that the optionee may manage, (iii) willful misconduct by an optionee, including insubordination, in respect of the duties or obligations of the optionee under the optionee's employment with us, (iv) the violation or failure by an optionee to comply in any material respect with our published rules, regulations or policies, as in effect from time to time, (v) an optionee's commission of a felony or misdemeanor involving moral turpitude, fraud, theft or dishonesty (including entry of a nolo contendre plea), or (vi) an optionee's misappropriation or embezzlement of our property or the property of any of our affiliates (whether or not a misdemeanor or felony);

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  If an optionee's employment terminates for any reason other than disability, death or termination by us for Cause, each option held by such optionee will be exercisable only to the extent that such option was exercisable on the effective date of the termination and thereafter may be exercised until the first to occur of (a) the date that is 90 days after the effective date of such termination and (b) the date on which the option otherwise expires; and

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  If an optionee dies during the one-year period following termination of employment by reason of disability, or if an optionee dies during the 90-day period following termination for any reason other than disability or termination by us for Cause, each option held by such optionee will be exercisable only to the extent that such option was exercisable on the date of death, and may thereafter be exercised until the first to occur of (a) the date that is one year after the date of death and (b) the date on which the option expires.

        Transfers of Options; Designation of Beneficiaries.    Unless otherwise specified in the applicable written agreement, no option may be transferred other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by us, and each option may be exercised or settled during an optionee's lifetime only by such optionee or such optionee's legal representative or similar person. Except as otherwise provided in the applicable written agreement, or as set forth above, no option may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be made subject to execution, attachment or similar process. Any attempt to so sell, transfer, assign or otherwise encumber or dispose of any option shall be null and void.

        Federal Income Tax Consequences of Option Grants.    The following is a brief summary of the United States federal income tax consequences generally arising with respect to options under the NEEP and should not be relied upon as being a complete statement. The summary does not address the state or local tax aspects of participation in the NEEP.

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  Grant of Options:    An optionee will not recognize taxable income upon the grant of an option.

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  Exercise of Options:    An optionee will recognize compensation taxable as ordinary income (and subject to income tax withholding) on the date of exercise of an option, in an amount equal to the excess of the fair market value of the shares acquired on the exercise date over the exercise price, and we will be entitled to a corresponding deduction. The tax basis of a share acquired pursuant to the exercise of an option with a cash payment will be such share's fair market value used to determine the amount of taxable compensation arising from exercise of the option, and the holding period for purposes of determining whether a subsequent sale of the share results in the recognition of short-term or long-term capital gain or loss ("holding period") will commence on the day after the day of transfer of the share to the optionee.

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  Purchase Price Paid with Shares:    If an optionee delivers shares of our common stock in payment of the purchase price for shares upon exercise of an option, such optionee will not recognize any taxable income solely by reason of such delivery. The optionee's basis and holding period for the number of shares received equal to the number of shares delivered will be the same as for the shares delivered. The optionee's basis for shares received in excess of the number of shares delivered will equal the fair market value of such shares used to determine the amount of taxable compensation arising from the exercise of such option. The optionee's holding period for such excess shares will commence on the day after the day of transfer of the shares to the optionee.

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  Income Tax Withholding:    We may require, prior to delivery of any shares, payment by the optionee of any federal, state, local or other taxes that may be required to be withheld or paid in connection therewith. The written agreement evidencing an option may provide that the optionee may satisfy any such obligation by any number of ways that are more specifically set forth in the NEEP.

Vote Necessary to Approve Proposal Number 4

        The affirmative vote of holders of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy and entitled to vote will be necessary for the stockholders to approve the amendments to our Stock Option Plans that authorize the Option Exchange Program.

        The Board of Directors unanimously recommends a vote FOR Proposal Number 4. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR Proposal Number 4.

Other Business

        We know of no business, other than as stated in the Notice of Annual Meeting of Stockholders, to be brought before the Annual Meeting. If other matters should properly come before the meeting, proxies will be voted on such matters in accordance with the best judgment and discretion of the persons appointed by the proxies.

Stockholder Proposals for the 2004 Annual Meeting

        Any stockholder satisfying the SEC requirements and wishing to submit a proposal to be included in the Proxy Statement for the 2004 Annual Meeting of Stockholders should submit the proposal in writing to our Secretary at our principal executive offices at 27001 Agoura Road, Suite 325, Calabasas Hills, California 91301. The proposal must be received by May 29, 2004 for the Company to consider it for inclusion in the Proxy Statement for the 2004 Annual Meeting of Stockholders.

        The Company retains discretion to vote proxies it receives with respect to director nominations or any other business proposals received after May 29, 2004. The Company retains discretion to vote proxies it receives with respect to such proposals received prior to May 29, 2004 provided: (a) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion, and (b) the proponent does not issue its own proxy statement.

                      By Order of the Board of Directors

                      Fred A. Gysi
                       Chief Financial Officer,
                      Senior Vice President-Finance,
                      Treasurer and Secretary

July 3, 2003

Please Complete, Date, Sign And Return Your Proxy Promptly

Appendix A

THQ INC.
AUDIT COMMITTEE CHARTER

AS AMENDED MAY 13, 2003

  1. PURPOSE

        The Audit Committee of the Board of Directors' (the "Committee") is charged with providing assistance to the Board of Directors (the "Board") in fulfilling its responsibility to THQ Inc. ("THQ") and its stockholders in overseeing (a) management and its auditors in respect of corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of THQ, including THQ's compliance with legal and regulatory requirements, (b) the independent auditor's qualifications and independence, (c) the performance of THQ's internal audit function and independent auditors, and (d) the preparation of the report required by the rules of the Securities and Exchange Commission to be included in THQ's annual proxy statement.

        It is not the role of the Committee to plan or conduct audits, to guarantee the accuracy or quality of THQ's financial statements or to determine that the financial statements are in accordance with generally accepted accounting principles and applicable laws and regulations. It is the responsibility of the Committee to maintain regular and open communication among the directors, the independent auditors, the internal auditors, and the financial management of THQ.

  2. COMPOSITION OF THE COMMITTEE

        The Committee will consist of not less than three independent directors. To be considered "independent," the member must satisfy the requirements of all applicable laws and regulations relative to audit committee independence, including without limitation those of the NASDAQ Marketplace Rules and the Securities and Exchange Commission, as determined by the Board. The members of the Committee shall possess such degree of financial or accounting expertise as may be required by law or by the regulations of the Securities and Exchange Commission or the NASDAQ Marketplace Rules, as the Board of Directors interprets such qualification in its business judgment. The members of the Committee shall be appointed by the Board and shall serve for such terms as the Board may determine, or until their earlier resignation, death or removal by the Board. Determinations as to whether a particular director satisfies the requirements for membership on the Audit Committee shall be made by the Board.

  3. RESPONSIBILITIES AND DUTIES

        In carrying out its purpose, the Committee will have the following responsibilities and duties:

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  Appointment of the Independent Auditor.    To the extent required by applicable law or regulation: (i) the Committee will be directly responsible for the appointment, compensation and oversight of the independent auditor (including the resolution of any disagreements between management and the independent auditor regarding financial reporting), (ii) the independent auditor shall report directly to the Committee, (iii) the Committee shall approve in advance all auditing services (including comfort letters and statutory audits) performed by the independent auditors, (iv) the Committee shall approve in advance all permitted non-audit services performed by the independent auditors; and (v) all non-audit services to be performed by the independent auditor shall be disclosed as required by applicable law or regulation. The Committee may delegate to one or more members of the Committee the authority to grant pre-approvals required by this subsection, and the decisions of the member to whom this authority is delegated shall be presented to the Committee at the next scheduled meeting of the Committee.

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  Annual Statement from the Independent Auditor.    The Committee is responsible for obtaining from the independent auditor at least annually, a formal written statement delineating all relationships between the auditor and THQ. The Committee shall be responsible for conferring with the independent auditor with respect to any relationships or services disclosed on such statement that may affect the objectivity and independence of the independent auditor and for recommending to the Board of Directors such appropriate action as may be necessary to satisfy itself as to the qualifications, performance and independence of the independent auditor. To the extent required by law or regulation, the annual statement also shall describe: (a) the firm's internal quality control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (c) any steps taken to deal with any such issues.

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  Risk Assessment and Accounting Controls.    The Committee will review with the independent auditors, THQ's internal auditor, and appropriate financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of THQ, and guidelines and policies to govern the process by which risk assessment and risk management is undertaken, and will discuss with them any recommendations for the improvement of such controls.

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  The Annual Audit.    The Committee will meet with the independent auditors and financial management of THQ to review the scope of the proposed audit plan for the year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

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  Review of Issues.    The Committee will regularly review with the independent auditor any audit problems or difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management, and management's response.

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  Hiring Policies.    The Committee will establish hiring policies for employees or former employees of the independent auditors consistent with statutory and regulatory requirements.

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  Related Party Transactions.    The Committee will review and approve or disapprove any related party transactions.

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  Complaint Procedures.    The Committee will establish and maintain procedures for the (i) receipt, retention, and treatment of complaints received by THQ regarding accounting, internal accounting controls or audit matters, and (ii) the confidential, anonymous submission by employees of THQ of concerns regarding accounting or auditing matters.

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  Internal Audit.    The Committee will consult with the internal auditor concerning the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors. The Committee will also review the appointment, compensation, and replacement of THQ's Director of Internal Audit. The Committee will receive findings from internal audits and a progress report on the proposed internal audit plan, as appropriate, with explanations for changes from the original plan.

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  Earnings Releases.    The Committee will discuss with management all earnings press releases.

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  Review of Financial Statements.    The Committee will discuss with management and the independent auditors the annual audited financial statements and the quarterly unaudited financial statements, including a discussion of all matters relevant thereto that are required to be discussed under applicable law or regulation or that the Committee otherwise considers it desirable to discuss.

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  Review of Additional Matters.    The Committee will also review from time to time such additional matters as may be required by law or regulation, or that it deems advisable to review, including without limitation THQ's critical accounting policies and certifications by management of THQ's filings with the Securities and Exchange Commission.

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  Separate Meetings.    Periodically, the Committee shall meet separately with management, with the internal auditor, and with the independent auditors.

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  Investigations.    The Committee will investigate any matter brought to its attention within the scope of its duties to the extent and in such manner as it considers appropriate (including confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters). The Committee will discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding THQ's financial statements or accounting policies.

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  Ethics Policy Compliance.    The Committee will annually review compliance with such code of conduct as the Board of Directors may adopt from time to time.

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  Legal Compliance.    The Committee will review compliance with THQ's legal compliance policies annually. The Committee will discuss with THQ's chief legal officer legal matters that may have a material impact on THQ's financial statements or compliance policies.

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  Outside Advisors.    The Committee may obtain advice and assistance from outside legal, accounting or other advisors as it deems appropriate. It may retain these advisors without seeking approval of the Board of Directors. THQ will provide appropriate funding, as determined by the Audit Committee, for payment of the compensation of the independent auditor and of any advisors engaged by the Committee.

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  Access to Management.    The Committee shall have full access to THQ's executives and personnel as necessary to carry out its responsibilities.

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  Review of Charter.    The Committee will review the Committee Charter from time to time and at least annually and recommend any changes to the Board.

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  Reporting to the Board.    The Committee will report to the Board on the major items covered at each Committee meeting. The Committee will review with the full Board of Directors any issues that arise with respect to the quality or integrity of THQ's financial statements, THQ's compliance with legal or regulatory requirements, the performance and independence of THQ's independent auditors, or the performance of the internal audit function.

        Notwithstanding the foregoing, any action of the Committee may be subject to Board review and may be revised, modified or rescinded by the Board.

  4. COMMITTEE MEETINGS

        The Committee will meet as often as necessary to carry out its responsibilities and in any event at least quarterly. Meetings may be called by any Committee member and/or by the Chief Executive Officer or Chief Financial Officer of THQ. A majority of the total number of members of the Committee will constitute a quorum at all Committee meetings and the affirmative vote of a majority of the members present at any meeting at which a quorum exists will be empowered to act on behalf of the Committee. The Committee may meet by telephone or video and may also act by written unanimous consent. Minutes of each meeting and any unanimous consents will be duly filed in THQ records.

Appendix B

THQ INC.
AMENDED AND RESTATED
1997 STOCK OPTION PLAN

(Amended and Restated as of June 26, 2003)
(Amended and Restated as of May 19, 2001)
(Amended and Restated as of June 14, 2000)
(Amended and Restated as of April 29, 1999)
(Amended and Restated as of June 15 and July 30, 1998)
(Adopted in March 1997 and Approved in June 1997)

I. INTRODUCTION

        1.1.    Purposes.    The purposes of the 1997 Stock Option Plan (this "Plan") of THQ Inc. (the "Company"), and its subsidiaries (individually a "Subsidiary" and collectively the "Subsidiaries") are (i) to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining officers, other employees, consultants, advisors and well-qualified persons who are not officers or employees of the Company for service as directors of the Company, and (iii) to motivate such persons to act in the long-term best interests of the Company's stockholders. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary and, in the case of a consultant or advisor who is not an employee, the rendering of services to the Company or a Subsidiary.

        1.2.    Administration.    This Plan shall be administered either by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") designated by the Board consisting of two or more members of the Board each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (if the Board wishes to qualify awards under the Plan as qualified performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")) an "outside director" within the meaning of Section 162(m) of the Code. As used herein, the term "Committee" shall mean the Board if no such committee is designated, and shall mean such committee during such times as it is so designated.

        The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and shall determine the type of award and the number of shares of Common Stock subject to each award granted hereunder, the exercise price of each option award, the time and conditions of vesting or exercisability of each award and all other terms and conditions of each award, including, without limitation, the form of the written award agreement between the Company and the recipient that evidences each award and sets forth the terms and conditions of such award (the "Agreement"). The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish such rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed under Section 162(m) of the Code and regulations promulgated thereunder in the case of an award intended to be qualified performance-based compensation, take action such that any or all outstanding awards shall become vested or exercisable in part or in full.

        The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate;

provided, however, that the Committee may not delegate its power and authority with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award grant to such an officer or other person.

        No member of the Board of Directors or the Committee, and neither the Chief Executive Officer nor other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law and under any directors' and officers' liability insurance that may be in effect from time to time.

        A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

        1.3.    Eligibility.    Participants in this Plan shall consist of such officers, other employees, consultants and advisors of the Company and its Subsidiaries from time to time as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-employee directors of the Company shall be eligible to participate in this Plan in accordance with Articles III and IV.

        1.4.    Shares Available.    Subject to adjustment as provided in Section 4.7, 14,357,500 shares of the common stock, par value $0.01 per share, of the Company ("Common Stock"), shall be available for grants of awards under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding awards. Not more than twenty percent (20%) of the shares of Common Stock authorized for issuance under the Plan may be granted in the form of performance accelerated restricted stock awards. To the extent that shares of Common Stock subject to an outstanding award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award, then such shares of Common Stock shall again be available under this Plan.

        Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

        The maximum aggregate number of shares of Common Stock for which new option award grants may be made in any one fiscal year to any one single participant shall be four hundred fifty thousand (450,000) and the maximum aggregate number of shares of Common Stock for which replacement option grants may be made in any one fiscal year to any one single participant shall be four hundred fifty thousand (450,000).

II. STOCK OPTIONS

        2.1.    Grants of Stock Options.    The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an incentive stock option, shall be a non-qualified stock option. An incentive stock option shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an incentive stock option. Each incentive stock option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as incentive stock options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any Subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such options shall constitute non-qualified stock options. "Fair Market Value" shall mean the closing transaction price of a share of Common Stock as reported in the NASDAQ National Market System, or other exchange where the Common Stock is listed, on the date as of which such value is being determined or, if there shall be no reported transactions on such date, on the next preceding date for which transactions were reported; provided that if Fair Market Value for any date cannot be determined as above provided, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

        2.2.    Terms of Stock Options.    Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a)    Number of Shares and Purchase Price.    The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an incentive stock option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any Subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an incentive stock option; provided further, that the purchase price per share of Common Stock purchasable upon exercise of a replacement option shall not be less than 100% of the purchase price per share of Common Stock purchasable upon exercise of the original option that is replaced by such replacement option.

          (b)    Option Period and Exercisability.    The period during which an option may be exercised shall be determined by the Committee; provided, however, that no stock option shall be exercisable later than five years after its date of grant. The Committee may, in its discretion, establish performance measures or other criteria which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock. Notwithstanding Section 2.3 hereof or the provisions of any Agreement, the Committee may in its sole and absolute discretion extend the time for the exercise of any option.

          (c)    Method of Exercise.    An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to the delivery of such shares or which the optionee purchased on the open market and in each case for which the optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, or (D) a combination of (A), (B) and (C), in each case to the extent not prohibited by the Agreement relating to the option and (ii) by executing such documents as the Company may reasonably request; provided, however, that notwithstanding the foregoing or anything in the Agreement relating to such option to the contrary, the Company shall have sole discretion to disapprove of an election pursuant to clauses (B)-(D). Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company's satisfaction).

        2.3.    Termination of Employment.

          (a)    Total Disability.    Unless otherwise specified in the Agreement relating to an option, if an optionee's employment with the Company terminates by reason of Total Disability, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment, and (ii) the expiration date of the term of such option. For purposes of this Plan, "Total Disability" shall, with respect to any award recipient who at such time has a written employment agreement with the Company, mean the permanent and total disability of such award recipient as described in such agreement; and otherwise shall mean the inability of such award recipient substantially to perform such award recipient's duties and responsibilities for a continuous period of six months.

          (b)    Death.    Unless otherwise specified in the Agreement relating to an option, if an optionee's employment with the Company terminates by reason of death, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

          (c)    Other Termination by Optionee.    Unless otherwise specified in the Agreement relating to an option, if an optionee's employment with the Company is terminated by the optionee for any reason other than Total Disability or death, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is 90 days (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment, and (ii) the expiration date of the term of such option.

          (d)    Termination by Company for Cause.    Unless otherwise specified in the Agreement relating to an option, if an optionee's employment is terminated by the Company for Cause, each option held by such optionee shall terminate automatically on the date of such termination. For purposes of this Plan, "Cause" shall, with respect to any award recipient who at such time has a written employment agreement with the Company, have the meaning ascribed thereto in such agreement, but shall not include termination by reason of an award recipient's Total Disability notwithstanding any language to the contrary in such employment agreement; and otherwise shall mean the willful and continued failure to substantially perform the duties with the Company (other than a failure resulting from the award recipient's Total Disability), the willful engaging in conduct which is demonstrably injurious to the Company or any Subsidiary, monetarily or otherwise, including conduct that, in the reasonable judgment of the Company, does not conform to the standard of the Company's executives, any act of dishonesty, commission of a felony or a significant violation of any statutory or common law duty of loyalty to the Company.

          (e)    Termination by Company Without Cause.    Unless otherwise specified in the Agreement relating to an option, if an optionee's employment with the Company is terminated by the Company without Cause, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is 90 days (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment, and (ii) the expiration date of the term of such option; provided, however, that if the optionee's employment with the Company is terminated by the Company without Cause within the nine-month period following the consummation of a Transaction (as defined in Section 5.8(a)), each option held by such optionee shall become fully exercisable, and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is 90 days after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option; provided further, that if the optionee's employment with the Company is terminated by the Company without Cause at any other time, the Committee may, in its sole and absolute discretion, provide that each option held by such optionee shall become fully exercisable and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is 90 days after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option.

          (f)    Death Following Termination of Employment.    Unless otherwise specified in the Agreement relating to an option, if an optionee dies during the period set forth in Section 2.3(a) following termination of employment by reason of Total Disability, or if an optionee dies during the period set forth in Section 2.3(c) or 2.3(e) following termination of employment by the optionee for any reason other than Total Disability or death or termination by the Company without Cause, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

III. PERFORMANCE ACCELERATED RESTRICTED STOCK

        3.1.    Grants of Performance Accelerated Restricted Stock.    The Committee may, in its discretion, grant performance accelerated restricted stock awards with respect to shares of Common Stock to such non-employee directors, officers at or above the level of Vice-President, General Managers, Studio Heads and Managing Directors of the Company, as may be selected by the Committee. Such awards may at the discretion of the Committee be either current grants of performance accelerated restricted stock or deferred grants of performance accelerated restricted stock.

        3.2.    Terms of Performance Accelerated Restricted Stock Awards.    Performance accelerated restricted stock awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a)    Number of Shares.    The number of shares of Common Stock subject to a performance accelerated restricted stock award shall be determined by the Committee.

          (b)    Restriction Period.    The period during which the transfer of shares of Common Stock subject to a performance accelerated restricted stock award are limited in some way, and are subject to a substantial risk of forfeiture.

          (c)    Performance Acceleration Measures and Targets.    The performance measures and targets which shall be satisfied or met as a condition to the accelerated vesting of a performance accelerated restricted stock award shall be determined by the Committee. The performance measures shall be chosen from among the following business criteria, or such other business criteria as the Committee deems appropriate:

    (i)
    earnings before interest, taxes, depreciation and amortization ("EBITDA");

    (ii)
    consolidated pre-tax earnings;

    (iii)
    revenues;

    (iv)
    net earnings;

    (v)
    operating income;

    (vi)
    earnings before interest and taxes;

    (vii)
    cash flow measures;

    (viii)    return on equity;

    (ix)
    return on net assets employed;

    (x)
    earnings per share;

    (xi)
    net income excluding special or non-recurring items;

    (xii)
    total shareholder return; and

    (xiii)    operating margin.

        The Committee shall have the discretion to change such performance measures, to establish the performance targets applicable to such performance measures on a grant-by-grant basis and to adjust the determinations of the degree of attainment of preestablished performance targets.

          (d)    Voting Rights.    Except as otherwise provided in the Agreement relating to a performance accelerated restricted stock award, the recipient of a current performance accelerated restricted stock award granted hereunder shall have the right to exercise full voting rights with respect to the shares of Common Stock subject to such performance accelerated restricted stock award during the period of restriction.

          (e)    Dividends and Other Distributions.    Except as otherwise provided in the Agreement relating to a performance accelerated restricted stock award, during the period of restriction, the recipient of a current performance accelerated restricted stock award granted hereunder shall be credited with regular cash dividends paid with respect to the underlying shares of Common Stock subject to such performance accelerated restricted stock award. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

        3.3.    Termination of Employment.

          (a)    Disability, Death and Termination Without Cause.    Except to the extent otherwise set forth in the Agreement relating to a performance accelerated restricted stock award, if the employment of the recipient of a performance accelerated restricted stock award or his or her service as a consultant or advisor terminates by reason of Total Disability, death or termination by the Company without Cause, the period of restriction shall terminate as of the effective date of such recipient's termination of employment or service, and any applicable performance measures shall be computed through such date.

          (b)    Other Termination.    Except to the extent otherwise set forth in the Agreement relating to a performance accelerated restricted stock award, if the recipient's employment with the Company or service as a consultant or advisor terminates for any reason other than Total Disability, death or involuntary termination without Cause, the portion of such award which is subject to a period of restriction on the effective date of such recipient's termination of employment or service shall be forfeited to and canceled by the Company.

IV. QUARTERLY OPTION GRANTS TO NON-EMPLOYEE DIRECTORS

        4.1.    Eligibility.    Each member of the Board of Directors of the Company who is not an employee, either full-time or part-time, of the Company or any Subsidiary (a "non-employee director") shall be granted options to purchase shares of Common Stock in accordance with this Article IV. All options granted under this Article IV shall constitute non-qualified stock options.

        4.2.    Grants of Stock Options.    Each non-employee director shall be granted non-qualified stock options as follows:

          (a)    Time of Grant.    Commencing on July 1, 1997 (or, if later, on the date on which a person is first elected or begins to serve as a non-employee director other than by reason of termination of employment with the Company or any Subsidiary), and, in each January, April, July and October thereafter, each person who is a non-employee director on such date shall be granted an option to purchase 5,625 shares of Common Stock (which amount shall be pro-rated if such person is first elected or begins to serve as a non-employee director on a date other than the dates set forth above) at a purchase price per share equal to the Fair Market Value of the Common Stock on the date of grant of such option.

          (b)    Option Period and Exercisability.    Each option granted under this Article IV shall be fully exercisable on and after its date of grant. Each option granted under this Article IV shall expire five years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Article IV shall be exercisable in accordance with Section 4.2(c).

          (c)    Termination of Directorship.

            (i)    Total Disability.    Unless otherwise specified in the Agreement relating to an option, if a non-employee director's directorship with the Company terminates by reason of Total Disability, each option held by such non-employee director shall be exercisable only to the extent that such option is exercisable on the effective date of such non-employee director's termination of directorship and may thereafter be exercised by such non-employee director (or such non-employee director's legal representative or similar person) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the effective date of such non-employee director's termination of directorship and (ii) the expiration date of the term of such option. For purposes of this Plan, "Total Disability" of a non-employee director shall mean the inability of such non-employee director substantially to perform such non-employee director's duties and responsibilities as a director for a continuous period of six months.

            (ii)    Death.    Unless otherwise specified in the Agreement relating to an option, if a non-employee director's directorship with the Company terminates by reason of death, each option held by such non-employee director shall be exercisable only to the extent that such option is exercisable on the date of such non-employee director's death and may thereafter be exercised by such non-employee director's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

            (iii)    Other Termination by Non-Employee Director.    Unless otherwise specified in the Agreement relating to an option, if a non-employee director's directorship with the Company is terminated by the non-employee director for any reason other than Total Disability or death, each option held by such non-employee director shall be exercisable only to the extent that such option is exercisable on the effective date of such non-employee director's termination of directorship and may thereafter be exercised by such non-employee director (or such non-employee director's legal representative or similar person) until and including the earliest to occur of (i) the date which is 90 days (or such other period as set forth in the Agreement relating to such option) after the effective date of such non-employee director's termination of directorship and (ii) the expiration date of the term of such option.

            (iv)    Termination for Cause.    Unless otherwise specified in the Agreement relating to an option granted to a non-employee director, if the non-employee director is removed from the Board of Directors for Cause, such option shall terminate automatically on the date of such termination.

            (v)    Termination by Company Without Cause.    Unless otherwise specified in the Agreement relating to an option, if a non-employee director's directorship with the Company is terminated by the Company without Cause, each option held by such non-employee director shall be exercisable only to the extent that such option is exercisable on the effective date of such non-employee director's termination of directorship and may thereafter be exercised by such non-employee director (or such non-employee director's legal representative or similar person) until and including the earliest to occur of (i) the date which is 90 days (or such other period as set forth in the Agreement relating to such option) after the effective date of such non-employee director's termination of directorship and (ii) the expiration date of the term of such option.

            (vi)    Death Following Termination.    Unless otherwise specified in the Agreement relating to an option, if a non-employee director dies during the period set forth in Section 4.2(c)(i) following termination of directorship by reason of Total Disability, or if a non-employee director dies during the period set forth in Section 4.2(c)(iii) or 4.2(c)(v) following termination of directorship by the non-employee director for any reason other than Total Disability or death or termination of directorship by the Company without Cause, each option held by such non-employee director shall be exercisable only to the extent that such option is exercisable on the date of such non-employee director's death and may thereafter be exercised by such non-employee director's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

V. GENERAL

        5.1.    Effective Date and Term of Plan.    This Plan became effective as of March 28, 1997, the date of approval of this Plan by the Board of Directors. This Plan shall terminate ten years after its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

        5.2.    Amendments.

          (a)   The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 5.7), or (b) extend the term of this Plan. No amendment may impair the rights of a recipient of an outstanding award without the consent of such recipient or, in the case of an outstanding incentive stock option, effect any change inconsistent with Section 422 of the Code; provided further, that the number of shares of Common Stock subject to an option granted to non-employee directors pursuant to Article IV, the purchase price therefor, the date of grant of any such option, the termination provisions relating thereto, and the category of persons eligible to be granted such options shall not be amended more than once every six months, other than to comply with changes in the Code, or the rules and regulations thereunder.

          (b)   Without the prior approval of the stockholders of the Company, except as provided in Exhibit A or Section 5.7 hereof, no option issued under this Plan shall be repriced or regranted at a lower option price or replaced by an option with a lower option price.

        5.3.    Agreement.    No award shall be valid until an Agreement is executed by the Company and the award recipient and, upon execution by the Company and the award recipient and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

        5.4.    Non-Transferability.    Unless otherwise specified in the Agreement relating to an award, no award hereunder shall be transferable other than (i) by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise permitted under Rule 16b-3 under the Exchange Act as set forth in the Agreement relating to such award. Except to the extent permitted by the foregoing sentence, each option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no award hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award hereunder, such award and all rights thereunder shall immediately become null and void.

        5.5.    Tax Withholding.    The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the award recipient of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with an award hereunder. Unless otherwise provided in an Agreement relating to an award, (i) the recipient may elect that the Company shall withhold whole shares of Common Stock which would otherwise be delivered upon exercise or vesting of the award having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with the award (the "Tax Date") in the minimum statutory amount necessary to satisfy any such obligation or (ii) the recipient may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole shares of Common Stock (which the recipient has held for at least six months prior to the delivery of such shares or which the recipient purchased on the open market and in each case for which the recipient has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value determined as of the Tax Date, equal to the minimum statutory amount necessary to satisfy any such obligation, (C) a cash payment by a broker-dealer acceptable to the Company to whom the recipient of an option has submitted an irrevocable notice of exercise, or (D) any combination of (A), (B) and (C), in each case to the extent not prohibited by the Agreement relating to the award. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the recipient; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (i) or (ii)(B)-(D) and that in the case of a recipient who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying any such obligation be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the recipient.

        5.6.    Restrictions on Shares.    Each award hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        5.7.    Adjustment.    In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the limitation on award grants set forth in Section 1.4, the number and class of securities for which options are to be granted to non-employee directors pursuant to Article IV, the number and class of securities subject to each outstanding award and the purchase price per security subject to an option shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final and binding. If any adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an option under this Plan, the Company shall pay the recipient, in connection with the first exercise of the option in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (x) the Fair Market Value on the exercise date over (y) the exercise price of the option.

        5.8.    Effect of Certain Transactions.

          (a)   In the event that the Company enters into an agreement (a) to dispose of all or substantially all of its assets, in contemplation of the distribution of the net proceeds of such sale to the Company's shareholders, or (b) to consummate a merger or consolidation in which the Company is not the surviving or resulting corporation, or in the event the persons who, as of the date of the adoption of this Plan by the Board of Directors, hold 60% or more of the outstanding capital stock of the Company enter into an agreement to sell all of such stock (such distribution, merger, consolidation or sale being hereinafter referred to as a "Transaction"), then (unless otherwise specified in the Agreement relating to an option), the Committee shall provide, at its election made in its sole and absolute discretion, for one or more of the following: (i) for each outstanding award, whether or not then vested or exercisable, to be replaced with a comparable award with respect to shares of capital stock of a successor or purchasing corporation or parent thereof, or (ii) for each outstanding award, whether or not then vested or exercisable, to be assumed by a successor or purchasing corporation or parent thereof (and, in the event of such assumption, each outstanding award shall continue to be vested or exercisable, on the terms and subject to the conditions set forth in, and in cumulative amounts at the times provided in, the Agreement relating to such award but shall, from and after the consummation of such Transaction, be with respect to the capital stock, cash and/or other property received by the common stockholders of the Company in such Transaction in an amount equal to what the recipient of such award would have received had the award vested or been exercised immediately prior to the consummation of such Transaction), or (iii) for each outstanding award, whether or not then vested or exercisable, to become vested or exercisable during such period prior to the scheduled consummation of such Transaction as may be specified by the Committee; provided, however, that such elections of the Committee shall apply identically, by their terms, to all recipients of awards granted under this Plan (unless otherwise required by an Agreement). In the event the Committee elects to cause the options not then otherwise exercisable to become exercisable prior to such Transaction (an "Accelerated Option"), any exercise of an Accelerated Option shall be conditioned upon, and shall be effective only concurrently with, the consummation of such Transaction; and if such Transaction is not consummated, the exercise of such Accelerated Options shall be of no further force or effect (and an optionee may elect, with respect to the exercise during such period of an option that was otherwise exercisable, to so condition such exercise upon the consummation of the Transaction). All options not exercised prior to the consummation of such Transaction (and which are not being assumed by a successor or purchasing corporation or parent thereof) shall terminate and be of no further force or effect as of the consummation of such Transaction.

          (b)   With respect to any optionee who is subject to Section 16 of the Exchange Act, (i) notwithstanding the exercise periods set forth in Section 2.3 and 4.2(c), or as set forth pursuant to such Section in any Agreement to which such optionee is a party, and (ii) notwithstanding the expiration date of the term of such option, in the event the Company is involved in a business combination pursuant to which such optionee receives a substitute option with respect to securities of any entity, including an entity directly or indirectly acquiring the Company, then each option (or option in substitution thereof) held by such optionee shall be exercisable to the extent set forth in the Agreement evidencing such option until and including the latest of (x) the date set forth pursuant to the then applicable paragraph of Section 2.3, 4.2 (c) or the expiration date of the term of the option, as the case may be, and (y) the date which is six months and one day after the consummation of such business combination.

        5.9.    No Right of Participation or Employment.    No person shall have any right to participate in this Plan. Neither this Plan nor any award granted hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

        5.10.    Rights as Stockholder.    No person shall have any rights as a stockholder of the Company with respect to any shares of Common Stock which are subject to an award hereunder until such person becomes a stockholder of record with respect to such shares of Common Stock.

        5.11.    Designation of Beneficiary.    If permitted by the Company, an award recipient may file with the Committee a written designation of one or more persons as such recipient's beneficiary or beneficiaries (both primary and contingent) in the event of the recipient's death. To the extent an outstanding option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option.

        Each beneficiary designation shall become effective only when filed in writing with the Committee during the recipient's lifetime on a form prescribed by the Committee. The spouse of a married recipient domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

        If an optionee fails to designate a beneficiary, or if all designated beneficiaries of an optionee predecease the optionee, then each outstanding option hereunder held by such optionee, to the extent exercisable, may be exercised by such optionee's executor, administrator, legal representative or similar person.

        5.12.    Governing Law.    This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

        5.13.    Foreign Employees.    Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

Exhibit A

2003 Option Exchange Program

        The following stock option exchange program (the "Option Exchange Program") was approved by the stockholders of the Company at the annual meeting of stockholders on August 12, 2003:

        Grant of New Options.    Under the Option Exchange Program, eligible optionees will be granted a one-time opportunity to surrender their current stock options to purchase shares of Common Stock with an exercise price of $27.00 or more in exchange for the grant of a new option to purchase a fewer number of shares of Common Stock at a new exercise price. Participation in the Option Exchange Program is voluntary.

        Exercise Price.    The exercise price of new options granted under the Option Exchange Program will be the closing price of a share of Common Stock on the Nasdaq Stock Market on the grant date of the new options.

        Date of Grant.    Grants of new options under the Option Exchange Program will occur on a date selected by the Committee which is no earlier than six months and one day following the date of the cancellation of the surrendered options.

        Eligible Participants.    The Option Exchange Program will be available to all full-time and part-time employees who currently hold options granted under the Plan, excluding the executive officers and directors of the Company. To be eligible to participate in the Option Exchange Program, an otherwise eligible optionee must be employed by the Company or a Subsidiary at the time the offer to exchange commences. In addition, an eligible optionee who surrenders his or her eligible options for exchange must also be an employee of the Company or a Subsidiary on the date new options are granted under the Option Exchange Program in order to receive the new options.

        Eligible Options.    The offer to exchange will be available only for options to purchase shares of Common Stock (whether or not vested) granted under the Plan with an exercise price that is equal to or greater than $27.00 per share. Options that the Company assumed as a result of merger and acquisition transactions and any other options that were granted outside the Plan will not be eligible.

        Number of New Options; Exchange Ratio.    The number of shares underlying a current stock option that will be required to be surrendered for cancellation under the Option Exchange Program in exchange for the grant of a new option to purchase one share of Common Stock is based on the exercise price of the current stock option and is known as the exchange ratio.

        The following table shows the exchange ratios applicable to eligible current stock options, based on the exercise price of the current stock options.

Current Option Exercise Price	Exchange Ratio (Surrendered to New)
$27.00 to $33.00	1.5-for-1
$33.01 and above	1.75-for-1

        Options may be surrendered for cancellation under the the Option Exchange Program only on a grant-by-grant basis, meaning that the optionee must surrender either all or none of the options granted on the same date with the same exercise price.

        Vesting and Expiration of New Options.    One-hundred percent (100%) of the new options will vest six months after the date of grant. Each new option will have a term equal to the remaining term of the exchanged option on the date the exchanged option is cancelled.

        Effect on Other Stock Option Grants.    If an eligible optionee surrenders any eligible options for cancellation under the the Option Exchange Program, then he or she must also surrender for cancellation any eligible options granted on or before the date that is six months prior to the commencement of the offer to exchange having a lower exercise price than the option with the highest exercise price surrendered by the optionee. No new options to may be granted to any participant in the Option Exchange Program until at least six months and one day after the cancellation date of the options surrendered in the Option Exchange Program.

        Other Terms & Conditions of New Options.    The other terms and conditions of the new options granted under the Option Exchange Program will be set forth in an option agreement to be entered into as of the new grant date, and will be governed by the Plan.

Appendix C

THQ INC.
THIRD AMENDED AND RESTATED
NONEXECUTIVE EMPLOYEE STOCK OPTION PLAN

I. INTRODUCTION

        1.1.    Purposes.    The purposes of this THQ Inc. Third Amended and Restated Nonexecutive Employee Stock Option Plan (the "Plan") maintained by THQ Inc., a Delaware corporation (the "Company"), are (i) to align the interests of the Company's stockholders and its eligible employees by increasing the proprietary interest of such employees in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining employees of the Company and (iii) to motivate eligible employees to act in the long-term best interests of the Company and its stockholders.

        1.2.    Certain Definitions.

        "Administrator" shall mean the Board or a delegate of the Board, to the extent then authorized to administer the Plan pursuant to Section 1.3 hereof.

        "Agreement" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

        "Board" shall mean the Board of Directors of the Company.

        "Cause" shall mean the occurrence of any of the following, as determined by the Administrator: (i) the failure, neglect or refusal of an Optionee to perform his or her regularly assigned employment duties (including, without limitation, Optionee's inability to perform such duties as a result of alcohol or drug use, chronic alcoholism or drug addition), (ii) any willful, intentional or grossly negligent act by an Optionee having the effect of materially injuring the interest, business or reputation of the Company, any of its parents, subsidiaries or affiliates or any division that an Optionee may manage, (iii) willful misconduct by an Optionee, including insubordination, in respect of the duties or obligations of the Optionee under the Optionee's employment with the Company, (iv) the violation or failure by an Optionee to comply in any material respect with the Company's published rules, regulations or policies, as in effect from time to time, (v) the Optionee's commission of a felony or misdemeanor involving moral turpitude, fraud, theft or dishonesty (including entry of a nolo contendere plea), or (vi) any misappropriation or embezzlement of the property of the Company or its affiliates (whether or not a misdemeanor or felony).

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Common Stock" shall mean the common stock, $.01 par value, of the Company.

        "Company" shall have the meaning set forth in Section 1.1.

        "Corporate Transaction" shall mean (i) any consolidation or merger of the Company, other than (A) any merger or consolidation with any Subsidiary of the Company or (B) any merger or consolidation resulting in the holders of the capital stock of the Company immediately prior to such consolidation or merger entitled to vote for the election of directors holding, directly or indirectly, a majority of the capital stock of the surviving or resulting entity entitled to vote for the election of directors, (ii) any sale or issuance or series of sales and/or issuances of Common Stock by any holders thereof (excluding an initial public offering) which result in any person or entity or group of affiliated persons and entities (other than the stockholders of the Company as of the original issuance date of the first Option awarded under this Plan) owning, directly or indirectly, a majority of the capital stock of the Company entitled to vote for the election of directors, or (iii) any sale or other disposition by the Company of all or substantially all of its assets, other than to one or more Subsidiaries of the Company.

        "Disability" shall mean the inability of an Optionee substantially to perform his or her duties and responsibilities for the Company, as determined in the sole discretion of the Administrator, for a continuous period of six months.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" shall mean, as of any date, the value of a share of Common Stock determined as follows:

    (i)
    If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal;

    (ii)
    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

    (iii)
    In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

        "Mature Shares" shall mean previously-acquired shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

        "Option" shall mean an option to purchase shares of Common Stock which is granted under the Plan.

        "Optionee" shall mean a person to whom an Option is granted under the Plan.

        "Performance Measures" shall mean the criteria and objectives, established by the Administrator and set forth in an Agreement, which shall be satisfied or met as a condition to the exercisability of all or a portion of an Option. Such criteria and objectives may include, without limitation, one or more of the following: the achievement of business plan objectives, the attainment of individual sales or other performance goals, the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Company, revenues, market share, cash flow or cost reduction goals, or any combination of the foregoing.

        "Subsidiary" shall mean any corporation, limited liability company, partnership, association or other business entity of which the Company, or any other Subsidiary, has the voting power to elect a majority of such entity's board of directors or analogous governing body.

        "Tax Date" shall have the meaning set forth in Section 3.5.

        1.3.    Administration.    This Plan shall be administered by the Board, except to the extent the Board delegates some or all of its administrative duties hereunder to a committee of the Board or to one or more executive officers of the Company, as the Board deems appropriate. The Administrator shall, subject to the terms of this Plan, select the eligible persons for participation in the Plan and determine the form, amount and timing of each award to such persons, and the exercise price associated with the award, the time and conditions of exercise of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Board may, in its sole discretion and for any reason at any time take action such that any or all outstanding Options shall become exercisable in part or in full. The Administrator shall, subject to the terms of this Plan, interpret the Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of the Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive.

        No person serving as Administrator shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and each person serving as Administrator shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws, and under any directors' and officers' liability insurance that may be in effect from time to time.

        1.4.    Eligibility.    Participants in this Plan shall consist of such employees of the Company and its Subsidiaries as the Administrator in its sole discretion may select from time to time; provided, however, that no executive officer of the Company shall be eligible to participate in this Plan. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary. The Administrator's selection of a person to participate in this Plan at any time shall not require the Administrator to select such person to participate in the Plan at any other time.

        1.5.    Shares Available.    Subject to adjustment as provided in Section 3.7, the maximum number of shares of Common Stock available for awards under the Plan shall be 2,142,000 shares, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding Options. No more than 20% of such maximum number of shares shall be available for awards to employees of the Company who are corporate officers, but not executive officers, of the Company and no more than 15% of such maximum number of shares shall be available for awards to employees who are officers, but not corporate officers, or general managers of a Subsidiary or division of the Company. To the extent that shares of Common Stock subject to an outstanding Option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan.

        Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

II. STOCK OPTION AWARDS

        2.1.    Granting of Stock Option Awards.    The Administrator may, in its discretion, grant Options to purchase shares of Common Stock to such eligible employees as may be selected by the Administrator. Each Option shall be a nonqualified stock option—that is, an option that is not an incentive stock option under Section 422 of the Code.

        2.2.    Terms and Conditions of Awards.    Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Administrator shall deem advisable:

          (a)    Number of Shares and Purchase Price.    The number of shares of Common Stock subject to an Option and the purchase price per share of Common Stock purchasable upon exercise of the Option shall be determined by the Administrator; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, or, in the case of a newly-hired employee, on the first day of employment, if later than the date on which the option is granted.

          (b)    Option Period and Exercisability.    The period during which an Option may be exercised shall be determined by the Administrator; provided, however, that no Option shall be exercisable later than five years after its date of grant. The Administrator may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an Option or to the exercisability of all or a portion of an Option. The Administrator shall determine whether an Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

          (c)    Method of Exercise.    An Option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of Mature Shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise (if the Common Stock has been registered under the Exchange Act and is publicly traded) or (D) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the Option and (ii) by executing such documents as the Company may reasonably request. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(D). Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company's satisfaction).

        2.3.    Termination of Employment or Service.

          (a)   All of the terms relating to the exercise, cancellation or other disposition of an Option upon a termination of employment with the Company of the holder of such Option, whether by reason of Disability, retirement, death or any other reason, shall be determined by the Administrator.

          (b)   Unless otherwise provided in the Agreement relating to an Option, if the Optionee's employment terminates for any reason other than Cause, Disability or death, the Option may thereafter be exercised, only to the extent it is exercisable at the time of such termination, by the Optionee until and including the earlier to occur of (i) the date which is 90 days after the effective date of the Optionee's termination of employment and (ii) the expiration date of the Option.

          (c)   Unless otherwise provided in the Agreement relating to an Option, if the Optionee's employment with the Company terminates by reason of Disability or death, the Option may thereafter be exercised, only to the extent it is exercisable at the time of such termination, by the Optionee or the Optionee's legal representative or similar person until and including the earlier to occur of (i) the date which is one year after the effective date of the Optionee's termination of employment and (ii) the expiration date of the Option.

          (d)   Unless otherwise provided in the Agreement relating to an Option, if the Optionee's employment with the Company is terminated by the Company for Cause, the Option shall terminate automatically on the effective date of the Optionee's termination of employment.

          (e)   Unless otherwise provided in the Agreement relating to an Option, if the Optionee dies during the period set forth in Section 2.3(b) following termination of employment for a reason other than Cause, or during the period set forth in Section 2.3(c) following termination of employment by reason of Disability, the Option may thereafter be exercised by the Optionee's legal representative or similar person, to the extent it is exercisable at the time of death, until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the expiration date of the Option.

          (f)    If the Optionee breaches a covenant set forth in any employment, noncompetition, nonsolicitation, confidentiality, inventions or similar agreement between the Optionee and the Company at any time, the Option shall terminate automatically upon such breach.

III. GENERAL

        3.1.    Effective Date and Term of Plan.    This Plan became effective as of June 8, 2000. This Plan shall terminate ten years after its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

        3.2.    Amendments.    The Board may amend this Plan as it shall deem advisable. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

        3.3.    Agreement.    Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No Option may be exercised unless an Agreement evidencing such Option has been executed by the Optionee.

        3.4.    Non-Transferability of Awards.    Unless otherwise specified in the Agreement relating to an award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except to the extent permitted by the second preceding sentence or the Agreement relating to an award, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, shall be null and void.

        3.5.    Tax Withholding.    The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) a cash payment by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise (if the Common Stock has been registered under the Exchange Act and is publicly traded) or (E) any combination of (A), (B), (C) and (D), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E). Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

        3.6.    Restrictions on Shares.    Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such award or the delivery of shares thereunder, such award shall not be exercised or settled and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder. The Company may also require that any shares of Common Stock purchased pursuant to the exercise of an option awarded hereunder shall be subject to repurchase by the Company upon such terms and conditions prescribed by the Company and that certificates evidencing such shares bear a legend indicating such repurchase rights.

        3.7.    Adjustment.    In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding Option and the purchase price per security shall be appropriately adjusted by the Administrator, such adjustments to be made without an increase in the aggregate purchase price. The decision of the Administrator regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the exercise of such award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the exercise date over (B) the exercise price of such award.

        3.8.    No Right of Participation or Employment.    No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

        3.9.    Rights as Stockholder.    No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security. Any rights of such person as a stockholder of record shall be subject to any restrictions set forth in a stockholders agreement, the Agreement or any other agreement between the Company and such person.

        3.10.    Governing Law.    This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

Exhibit A

2003 Option Exchange Program

        The following stock option exchange program (the "Option Exchange Program") was approved by the stockholders of the Company at the annual meeting of stockholders on August 12, 2003:

        Grant of New Options.    Under the Option Exchange Program, eligible optionees will be granted a one-time opportunity to surrender their current stock options to purchase shares of Common Stock with an exercise price of $27.00 or more in exchange for the grant of a new option to purchase a fewer number of shares of Common Stock at a new exercise price. Participation in the Option Exchange Program is voluntary.

        Exercise Price.    The exercise price of new options granted under the Option Exchange Program will be the closing price of a share of Common Stock on the Nasdaq Stock Market on the grant date of the new options.

        Date of Grant.    Grants of new options under the Option Exchange Program will occur on a date selected by the Committee which is no earlier than six months and one day following the date of the cancellation of the surrendered options.

        Eligible Participants.    The Option Exchange Program will be available to all full-time and part-time employees who currently hold options granted under the Plan, excluding the executive officers and directors of the Company. To be eligible to participate in the Option Exchange Program, an otherwise eligible optionee must be employed by the Company or a Subsidiary at the time the offer to exchange commences. In addition, an eligible optionee who surrenders his or her eligible options for exchange must also be an employee of the Company or a Subsidiary on the date new options are granted under the Option Exchange Program in order to receive the new options.

        Eligible Options.    The offer to exchange will be available only for options to purchase shares of Common Stock (whether or not vested) granted under the Plan with an exercise price that is equal to or greater than $27.00 per share. Options that the Company assumed as a result of merger and acquisition transactions and any other options that were granted outside the Plan will not be eligible.

        Number of New Options; Exchange Ratio.    The number of shares underlying a current stock option that will be required to be surrendered for cancellation under the Option Exchange Program in exchange for the grant of a new option to purchase one share of Common Stock is based on the exercise price of the current stock option and is known as the exchange ratio.

        The following table shows the exchange ratios applicable to eligible current stock options, based on the exercise price of the current stock options.

Current Option Exercise Price	Exchange Ratio (Surrendered to New)
$27.00 to $33.00	1.5-for-1
$33.01 and above	1.75-for-1

        Options may be surrendered for cancellation under the the Option Exchange Program only on a grant-by-grant basis, meaning that the optionee must surrender either all or none of the options granted on the same date with the same exercise price.

        Vesting and Expiration of New Options.    One-hundred percent (100%) of the new options will vest six months after the date of grant. Each new option will have a term equal to the remaining term of the exchanged option on the date the exchanged option is cancelled.

        Effect on Other Stock Option Grants.    If an eligible optionee surrenders any eligible options for cancellation under the the Option Exchange Program, then he or she must also surrender for cancellation any eligible options granted on or before the date that is six months prior to the commencement of the offer to exchange having a lower exercise price than the option with the highest exercise price surrendered by the optionee. No new options to may be granted to any participant in the Option Exchange Program until at least six months and one day after the cancellation date of the options surrendered in the Option Exchange Program.

        Other Terms & Conditions of New Options.    The other terms and conditions of the new options granted under the Option Exchange Program will be set forth in an option agreement to be entered into as of the new grant date, and will be governed by the Plan.

THQ Inc.
27001 Agoura Road, Suite 325
Calabasas Hills, California 91301

2003 ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints and constitutes Brian J. Farrell and Fred A. Gysi, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote all the shares of Common Stock of THQ Inc. (the "Company") standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on Tuesday, August 12, 2003 at The Westlake Village Inn, Library Salons, 31943 Agoura Road, Westlake Village, California 91361 at 9:00 a.m., Pacific Daylight Time and any postponement or adjournment thereof, with all the powers the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows:

(Continued and to be signed on reverse side)

1.	ELECTION OF DIRECTORS: To elect each of the following nominees as a director of the Company to serve until the next annual meeting and until his successor is elected and qualified (the "Election of Directors"):
☐ WITHHOLD AUTHORITY to vote for the following nominee(s) only
(Write the name of such nominee(s) below):

Brian J. Farrell
Lawrence Burstein
Brian Dougherty
James L. Whims
L. Gregory Ballard
Henry T. DeNero
	☐ FOR all of the nominees	☐ WITHHOLD AUTHORITY to vote for all of the nominees	☐ ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS.
2.	RATIFICATION OF THE INDEPENDENT AUDITORS: To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the Company's fiscal year ending March 31, 2004:
	☐ FOR	☐ AGAINST	☐ ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NUMBER 2.
3.	APPROVAL OF THE AMENDMENT OF OUR 1997 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE AND TO AUTHORIZE THE GRANT OF PARS UNDER SUCH PLAN:
	☐ FOR	☐ AGAINST	☐ ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NUMBER 3.
4.	APPROVAL OF THE AMENDMENTS TO OUR 1997 STOCK OPTION PLAN AND OUR NONEXECUTIVE EMPLOYEE STOCK OPTION PLAN TO AUTHORIZE AN OPTION EXCHANGE PROGRAM:
	☐ FOR	☐ AGAINST	☐ ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NUMBER 4.
5.	For the proxies, in their discretion, to vote upon such other matters as may properly come before the Annual Meeting.

        This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted: FOR the election of the nominees listed above under Election of Directors; FOR the ratification of the Independent Auditors; FOR the approval of the amendment of our 1997 Stock Option Plan to increase the number of shares available for issuance and to authorize the grant of PARS under such Plan; FOR the approval of the amendments to our 1997 Stock Option Plan and our Nonexecutive Employee Stock Option Plan to authorize an option exchange program; and the proxies will vote in their discretion, upon such other matters as may properly come before the Annual Meeting.

        Please sign exactly as the stockholder name(s) appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the authorized officer. If a partnership or limited liability company, or any other entity, please sign in such entity's name by authorized person.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND THE PROXY STATEMENT.

	Dated:	, 2003		Dated:	, 2003
Signature of Stockholder			Signature if held jointly

QuickLinks

Notice Of 2003 Annual Meeting Of Stockholders To Be Held August 12, 2003
Information about the Annual Meeting, Required Votes and Voting Procedures
Proposal Number 1 Election of Directors
Performance Graph
Security Ownership of Certain Beneficial Owners and Management
Executive Compensation
Proposal Number 2 Approval of Proposed Ratification of Independent Auditors
Report of the Audit Committee
Proposal Number 3 Approval of the Amendment of Our 1997 Stock Option Plan to Increase the Number of Shares Available for Issuance and to Authorize the Grant of PARS
Proposal Number 4 Approval of the Option Exchange Program
Other Business
Stockholder Proposals for the 2004 Annual Meeting
Appendix A
Appendix B
AMENDED AND RESTATED 1997 STOCK OPTION PLAN
I. INTRODUCTION
II. STOCK OPTIONS
III. PERFORMANCE ACCELERATED RESTRICTED STOCK
IV. QUARTERLY OPTION GRANTS TO NON-EMPLOYEE DIRECTORS
V. GENERAL
  Exhibit A
2003 Option Exchange Program
Appendix C
AMENDED AND RESTATED NONEXECUTIVE EMPLOYEE STOCK OPTION PLAN
I. INTRODUCTION
II. STOCK OPTION AWARDS
III. GENERAL
  Exhibit A
2003 Option Exchange Program